                                                                     EXHIBIT 4.6
                                                                     -----------

(Stamp)                                           (Stamp)
9739527 MB 3807 427                               212861
CB 2966 192                                       Filed of Record Clerk of Court
Prepared by and upon                              St. Charles Parish, La
recordation please return to:                     97 July, 31 AM 10:12
Craig W. Murray                                   Recorded in Mortgage Book
Vinson & Elkins L.L.P.                            640 Folio 255
2300 First City Tower                             Conveyance Book 525
1001 Fannin                                       Folio 1
Houston, Texas 77002-6760
                                                  (Stamp)
                                                  07/31/1997-39527
                                                  09:32:35 AM
                                                  JEFF PAR 497538 025
                                                  BJF  508.00

(Stamp)                                           (Stamp)
07/31/1997-39527                                  State of Louisiana
09:32:35 AM                                       Parish of St. Charles
JEFF PAR 49758 025                                I hereby certify that the
BJF 508.00                                        within and foregoing is a
                                                  true copy of the original
                                                  on file in this office.

                                                  /s/ IMA H. ZEMGUE
                                                  ____________________________
                                                  Dep. Clerk of Court
                                                  St. Charles Parish


                      ACT OF MORTGAGE, SECURITY AGREEMENT,
                          ASSIGNMENT OF PRODUCTION AND
                              FINANCING STATEMENT



THE STATE OF LOUISIANA   (S)
                         (S)
PARISH OF ORLEANS        (S)


     Be it known that on this 30th day of July, 1997, before me, the undersigned Notary Public, duly commissioned and qualified in and for the Parish and State aforesaid, and therein residing, and in the presence of the undersigned competent witnesses, whose names are subscribed hereto,

     Personally came and appeared FORMAN PETROLEUM CORPORATION, a Louisiana corporation, whose federal tax identification number is 72-0954774 with a mailing address of 650 Poydras Street, Suite 2200, New Orleans, Louisiana, 70130-6101 appearing herein through Marvin J. Gay, its duly authorized Vice President, acting pursuant to resolutions of the Board of Directors of such corporation, a certified extract of which are attached hereto as Schedule I ("Mortgagor"), which Mortgagor through its representative declared unto me, Notary, as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

        Mortgagor agrees that, as used in this instrument, the following terms shall have the following meanings:

        1.1 "CONTRACTS" means all contracts, operating agreements, farm-out or farm-in agreements, sharing agreements, mineral purchase agreements, rights-of-way, servitudes, easements, surface leases, permits, franchises, licenses, pooling, communitization or unitization agreements, unit designations and pooling orders now in effect or hereafter entered into by Mortgagor affecting any of the Oil and Gas Properties, Operating Equipment, Immovable Collateral, or Hydrocarbons now, or hereafter covered hereby, or which are useful or appropriate in drilling for, producing, treating, handling, storing, transporting or marketing oil, gas or other minerals produced from any of the property affected by the Oil and Gas Properties.

        1.2 "DEFAULT RATE" means a rate of interest equal to the lesser of 18% per annum or the Maximum Rate.

        1.3 "ENGINEERING REPORT" means that certain report prepared by Ryder Scott Company for Mortgagor dated July 1, 1996, titled Estimated Future Reserves and Income Attributable to Certain Leasehold and Royalty Interests in Boutte Field, Lake Enfermer Field and Manila Village Field.

        1.4 "EVENT OF DEFAULT" shall have the meaning set forth in Article 5.1 hereof.

        1.5 "HAZARDOUS MATERIALS" means any flammable explosives, radioactive materials, hazardous wastes, hazardous materials, hazardous or toxic substances, or related materials as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (S) 9601 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. (S) 1801 et seq.) the Resource Conservation and Recovery Act, as amended (42 U.S.C. (S) 6901 et seq.), and in the regulations adopted and publications promulgated pursuant thereto, and all asbestos (friable or non-friable), petroleum derivatives, polychlorinated biphenyls, and substances defined as hazardous materials under any federal, state or local laws, ordinances, codes, rules, orders, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal thereof.

        1.6 "HYDROCARBONS" means the oil, gas, casinghead gas, other liquid or gaseous hydrocarbons and all other minerals in and under or attributable to and that may be produced, obtained or secured from, the lands covered and affected by the Oil and Gas Properties, and all products refined therefrom.

        1.7 "IMMOVABLE COLLATERAL" means all of Mortgagor's interests now owned or hereafter acquired in and to all Immovable Operating Equipment and all proceeds, products, renewals, increases, profits, substitutions, replacements, additions, amendments and accessions thereof, thereto or therefor.

        1.8 "IMMOVABLE OPERATING EQUIPMENT" means any of the items described in the first sentence of Section 1.17 which as a result of being incorporated into realty or structures or improvements located therein or thereon, constitute immovables under the laws of the State of Louisiana.

        1.9 "INDENTURE" means that certain Indenture dated as of June 3, 1997, by and between Mortgagor and Mortgagee, as the same may from time to time be amended, supplemented and/or restated.

        1.10  "MAXIMUM RATE" is defined in Article 6.6.

        1.11 "MORTGAGE" means this Act of Mortgage, Security Agreement, Assignment of Production and Financing Statement, as it may be amended, modified or supplemented from time to time.

        1.12 "MORTGAGED PROPERTY" means the Realty Collateral, Personalty Collateral and Immovable Collateral, all proceeds thereof (including without limitation the right to receive insurance proceeds attributable to the loss of any portion of the foregoing), and products, renewals, increases, profits, substitutions, replacements, additions, amendments and accessions thereof, thereto or therefor.

        1.13 "MORTGAGEE" means U.S. Trust Company of Texas, N.A., as Trustee under the Indenture, its successors and assigns (including, but not limited to, any successor Trustee under the Indenture), on behalf of any legal owner, holder, assignee or pledgee of any of the Obligations secured hereby.

        1.14 "NOTES" means, collectively, those certain 13.5% Senior Secured Notes due 2004, Series A, and 13.5% Senior Secured Notes due 2004, Series B in the aggregate principal amount of $70,000,000, issued by Mortgagor pursuant to the Indenture, payable to the order of the respective "Holder" (as defined in the Indenture) or its registered assigns, and with final maturity on or before June 1, 2004, and any and all renewals, extensions for any period, rearrangements, replacements, reissues, substitutions, increases and/or modifications of any or all of said Notes.

        1.15 "OBLIGATIONS" means, whether now owed or hereafter existing or arising (a) all indebtedness, obligations and liabilities of Mortgagor under or pursuant to the Indenture, including, without limitation, the principal of, premium, if any, and interest on the Notes, and collection and attorneys' fees, all as provided therein or in the Indenture, and all renewals, modifications, rearrangements, replacements, or extensions of the Notes, in whole or in part;
(b) any sums which may be advanced or paid by Mortgagee under the terms hereof or the Indenture on account of the failure of Mortgagor to comply with the covenants of Mortgagor contained herein or in the Indenture, and all other indebtedness of Mortgagor arising pursuant to the provisions of this Mortgage or the Indenture; (c) all sums advanced or costs or expenses incurred by Mortgagee, which are made or incurred pursuant to, or allowed by, the terms of this Mortgage, the Indenture, or any other instrument executed in connection with the Notes, including but not limited to, all reasonable legal fees incurred in connection with Mortgagee's due diligence, plus interest thereon from the date of the advance until reimbursement of Mortgagee charged at the Default Rate; and (d) all renewals, extensions, rearrangements, replacements, amendments and substitutions of the above whether or not Mortgagor executes any renewal or extension agreement.

        1.16 "OIL AND GAS PROPERTY OR PROPERTIES" means (a) the oil, gas and/or mineral leases, mineral estates, mineral servitudes, subleases, farm outs, royalties, overriding royalties, net profits interests, production payments and other mineral interests described in Exhibit A attached hereto and made a part hereof for all purposes, (b) any wells, production unit or units and wells which may affect all or any portion of such mineral interests including, without limitation, those units which may be described or referred to on Exhibit A or any unit created under orders, regulations, rules or other official acts of any Federal, state or other governmental body or agency having jurisdiction, (c) any other interest in, to or relating to (i) all or any part of the land or leases described in Exhibit A or (ii) any of the estates, property rights or other interests referred to above, and (d) any instrument executed in amendment, correction, modification, confirmation, renewal or extension of any of the foregoing.

        1.17 "OPERATING EQUIPMENT" means all surface or subsurface machinery, fixtures, equipment, facilities, supplies or other property of whatsoever kind or nature (excluding drilling rigs, trucks, automotive equipment or other property taken to the premises to drill a well or for other similar temporary uses) now or hereafter located on or attributable to any of the property affected by the Oil and Gas Properties which are useful for the production, treatment, storage or transportation of Hydrocarbons, including, but not limited to, all oil wells, gas wells, water wells, injection wells, casing, tubing, rods, pumping units and engines, christmas trees, derricks, separators, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading racks and shipping facilities. Operating Equipment shall not include any items incorporated into realty or structures or improvements located therein or thereon in such a manner that they constitute immovables under the laws of the State of Louisiana, but such items shall constitute Immovable Operating Equipment under this Mortgage.

        1.18 "PERSONALTY COLLATERAL" means all of Mortgagor's interest now owned or hereafter acquired in and to (i) all Operating Equipment, (ii) all Hydrocarbons severed and extracted from or attributable to the Oil and Gas Properties, including oil in tanks, (iii) all accounts (including, but not limited to, accounts resulting from the sale of Hydrocarbons at the wellhead), contract rights and general intangibles now or hereafter arising in connection with the sale or other disposition of any Hydrocarbons, (iv) all Contracts and all general intangibles now or hereafter arising in connection with or resulting from Contracts, (v) all proceeds and products of the Realty Collateral and/or Immovable Collateral, and (vi) all rents, issues, proceeds, products, renewals, increases, profits, substitutions, replacements, additions, amendments and accessions of, to or for all of the property described in this subparagraph.

        1.19 "REALTY COLLATERAL" means all of Mortgagor's interest now owned or hereafter acquired, legal or beneficial in and to the Oil and Gas Properties and all unsevered and unextracted Hydrocarbons (even though Mortgagor's interest therein be incorrectly described in, or a description of a part or all such interest be omitted from, Exhibit A).

        1.20 "UNIFORM COMMERCIAL CODE" OR "UCC" means Louisiana Commercial Laws -- Secured Transactions (Chapter 9 of the Louisiana Uniform Commercial Code).

                                   ARTICLE II
                  CREATION OF PRIVILEGE AND SECURITY INTEREST
                  -------------------------------------------

        2.1 MORTGAGE AND PLEDGE. In order to secure the full and punctual payment and performance of the Obligations, whether now owed or hereafter existing or arising, and the performance of the covenants and obligations contained herein, Mortgagor does by these presents specially mortgage, pledge, assign, hypothecate and warrant unto and in favor of Mortgagee, for itself and as trustee on behalf of any holder of Obligations, the Mortgaged Property, together with the right to receive insurance proceeds attributable to the insurance loss of such property (as provided in LSA R.S. 9:5386).

        2.2 SECURITY INTEREST. For the same consideration and to further secure the Obligations, Mortgagor hereby grants to Mortgagee, for itself and as trustee on behalf of any holder of Obligations, a security interest in and to the Mortgaged Property (whether now owned or hereafter acquired by operation of law or otherwise) insofar as the Mortgaged Property consists of equipment, accounts, contract rights, general intangibles, insurance contracts, insurance proceeds, Hydrocarbons (including oil in tanks), fixtures and any and all other personal/movable property of any kind or character defined in and subject to the provisions of the UCC, including the proceeds and products from any and all of such personal property.

        2.3 FUTURE ADVANCES. This Mortgage secures all future advances and obligations constituting Obligations. The total amount of Obligations secured by this instrument (including without limitation as a mortgage and as an assignment, and including without limitation all advances and Default Rate interest hereunder) may decrease or increase from time to time, but at no time shall the total amount of Obligations secured hereby exceed the sum of $150,000,000.

                                  ARTICLE III
                            PROCEEDS FROM PRODUCTION
                            ------------------------

   3.1  ASSIGNMENT OF PRODUCTION.

        (a) Mortgagor, in order to further secure the Obligations, up to the maximum amount provided above in Section 2.3, effective as of the date hereof at 7:00 a.m. Central Time, U.S.A., has assigned, transferred, conveyed and delivered and does hereby assign, transfer, convey and deliver unto Mortgagee, for itself and as trustee on behalf of any holder of Obligations,

   Mortgagor's interest, now owned or hereafter acquired, in and to the Hydrocarbons (or the proceeds therefrom and the accounts produced from the sale thereof), the same to be delivered into pipelines connected to the Oil and Gas Properties, or to any other purchaser thereof to the credit of Mortgagee.

        (b) All parties producing, purchasing, taking, possessing, processing or receiving any production from the Oil and Gas Properties, or having in their possession any such production or the proceeds of runs and the accounts produced from the sale thereof for which they or others are accountable to Mortgagee by virtue of the provisions of this Section 3.1, are authorized and directed by Mortgagor to treat and regard Mortgagee as the assignee and transferee of Mortgagor and entitled in its place and stead to receive Mortgagor's interest, now owned or hereafter acquired, in and to the Hydrocarbons and the proceeds thereof and the accounts produced from the sale thereof.

        (c) Mortgagor directs and instructs each purchaser of production from the Oil and Gas Properties to pay to Mortgagee all of the proceeds of Mortgagor's interest, now owned or hereafter acquired, in and to the Hydrocarbons until such time as such purchaser has been furnished evidence that all of the Obligations have been paid and that the privilege evidenced hereby has been released. Mortgagor authorizes Mortgagee to receive and collect all sums of money derived from the proceeds of all of Mortgagor's interest, now owned or hereafter acquired in and to the Hydrocarbons, and no purchaser of any production from the Oil and Gas Properties shall have any responsibility for the application of any funds paid to Mortgagee.

        (d) Mortgagee may (i) endorse and cash any and all checks and drafts payable to the order of Mortgagor or Mortgagee for the account of Mortgagor, received from or in connection with the revenues and proceeds of the Hydrocarbons affected hereby, and the same may be applied as provided herein and (ii) execute any transfer or division orders in the name of Mortgagor or otherwise, with warrants and indemnities binding on Mortgagor; provided that Mortgagee shall not be held liable for, nor be required to verify, the accuracy of Mortgagor's interests as represented therein.

        (e) Mortgagee shall have the right at Mortgagee's election and in the name of Mortgagor, or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Mortgagee in order to collect such funds and to protect the interests of Mortgagee and/or Mortgagor, with all reasonable costs, expenses and attorneys fees incurred in connection therewith being paid by Mortgagor.

        (f) The foregoing provisions of this Section 3.1 shall constitute an absolute and present assignment of all Mortgagor's interest in the Hydrocarbons. Mortgagee grants to Mortgagor a conditional license to receive and sell such Hydrocarbons, and the proceeds therefrom, and to use the same in accordance with the terms of this Mortgage until Mortgagee delivers written notice to Mortgagor that Mortgagee has elected to terminate such license at which time such conditional license shall terminate without further notice or action on the part of Mortgagee. The existence or exercise of such conditional license shall not operate to subordinate this assignment, in whole or in part, to any subsequent assignment by Mortgagor permitted hereunder, and any such subsequent assignment by Mortgagor shall be subject to the rights of Mortgagee hereunder.

        3.2 APPLICATION OF PROCEEDS. All payments received by Mortgagee pursuant to this Article III shall either be held by Mortgagee in a cash collateral account as additional Mortgaged Property or, at the option of Mortgagee, applied at the time of receipt, or from time to time at the discretion of Mortgagee if held in such cash collateral account, as follows:

        (a) First, to the satisfaction of all costs and expenses incurred in connection with the collection of such proceeds, and the payment of any part of the Obligations not represented by a written instrument;

        (b) Second, to the payment of all accrued interest on the Obligations;

        (c) Third, to the payment of any then due and owing principal constituting part of the Obligations and any other Obligations then due and payable; and

        (d) The balance, if any, shall be released to Mortgagor, if not retained by Mortgagee in the cash collateral account.

        3.3 RELEASE OF PROCEEDS. Mortgagee or any future Mortgagee or Mortgagees may at any time and from time to time release to Mortgagor or its order all or any portion of the funds received from the proceeds of oil, gas or other minerals as provided in this Article III without in any wise impairing, releasing or discharging the lien, privilege and security of this instrument, and the pledge and assignment herein provided for or affecting the validity thereof.

        3.4 MORTGAGOR'S PAYMENT DUTIES. Nothing contained herein will limit Mortgagor's absolute duty to make payment of the Obligations when the proceeds, if any, received by Mortgagee pursuant to this Article are insufficient to pay the same, and the receipt of proceeds under this Article will be in addition to all other security now or hereafter existing to secure payment of the Obligations.

        3.5 LIABILITY OF MORTGAGEE. Mortgagee is hereby absolved from all liability for failure to enforce collection of any of such proceeds, and from all other responsibility in connection therewith except the responsibility to account to Mortgagor for proceeds actually received by Mortgagee.

        3.6 INDEMNIFICATION. Mortgagor agrees to indemnify Mortgagee against all claims, actions, liabilities, judgments, costs, attorneys' fees or other charges of whatsoever kind or nature (hereafter referred to in this Article as "Claims") made against or incurred by Mortgagee as a consequence of the assertion either before or after the payment in full of the Obligations, that Mortgagee received Hydrocarbons or proceeds pursuant to this Article III which were claimed by third persons. Mortgagee will have the right to employ attorneys and to defend against any such Claims and unless furnished with reasonable indemnity, Mortgagee will have the right to pay or compromise and adjust all such Claims. Mortgagor will indemnify and pay to Mortgagee all such amounts as may be paid in respect thereof, or as may be successfully adjudicated against Mortgagee and all such amounts shall be a part of the Obligation secured by this instrument. The liabilities of Mortgagor as set forth in this Article will survive the termination of this instrument.

                                   ARTICLE IV
                      MORTGAGOR'S WARRANTIES AND COVENANTS
                      ------------------------------------

        4.1 PAYMENT AND PERFORMANCE OF OBLIGATIONS. Mortgagor covenants and agrees that Mortgagor shall punctually pay when due all interest, principal and premium, if any, comprising the Obligations secured by this instrument and all other amounts and indebtedness secured and to be secured hereby and will perform all of the terms, covenants and provisions of any loan or other agreement entered into by Mortgagor and Mortgagee in connection herewith.

        4.2  WARRANTIES.  Mortgagor warrants as follows:

        (a) Mortgagor has good and marketable title to the Mortgaged Property free from all liens, security interests or other encumbrances except as specifically permitted by the provisions of Section 4.4(h) below. Notwithstanding anything contained in Exhibit A to the contrary, Mortgagor's ownership of the Oil and Gas Properties and the undivided interests therein as specified will afford Mortgagor not less than those net interests in the production from the Mortgaged Property (or properties now or hereafter pooled or unitized therewith), or production which is allocated to such Oil and Gas Properties, and (ii) will cause Mortgagor to bear not more than that portion of the costs of drilling, developing and operating such leases, than those set forth in the Engineering Report; none of the Mortgaged Property is subject to a production sales contract; none of the Mortgaged Property is subject at present to any regulatory refund obligation and to Mortgagor's knowledge no facts exist which might cause the same to be imposed;

        (b) Mortgagor has the full power, authority and legal right to execute the Indenture, the Notes and any and all other instruments entered into in connection therewith, to perform the Obligations and to mortgage, pledge, assign and hypothecate the Mortgaged Property to Mortgagee without the consent of any person and has all licenses, permits, qualifications and other documentation necessary or appropriate to own, and if Mortgagor is the operator of any of the Mortgaged Property, to operate the Mortgaged Property. Mortgagor (a) is a corporation validly existing and in good standing under the laws of the State of Louisiana; (b) has all requisite authority to conduct its business and own and lease its properties; (c) is qualified and in good standing in every jurisdiction in which the nature of its business makes qualification necessary or where failure to qualify could have a material adverse effect on its financial condition or the performance of its obligations under the Indenture, the Notes and this

   Mortgage. Mortgagor is in compliance in all respects with all laws and requirements applicable to its business, the violation of which might materially affect its obligations hereunder, and has obtained all approvals, licenses, exemptions and other authorizations from, and has accomplished all filings, registrations and qualifications with, any governmental agency that are necessary for the transaction of its business.

        (c) The representations of Mortgagor as to quantum and nature of the interest of Mortgagor in and to the Oil and Gas Properties set forth in the Engineering Report includes the entire interest of Mortgagor in the Oil and Gas Properties and are complete and accurate in all respects. There are no "back-in" or "reversionary" interests held by third parties which could reduce the interest of Mortgagor in the Oil and Gas Properties except as expressly set forth in the Engineering Report.

        (d) Except as permitted by Section 4.4(h) below or as otherwise disclosed in writing prior to the date hereof, Mortgagor has not received any notice of any claim of lien, privilege, right, title or interest to any of the Mortgaged Property from any third party and Mortgagor does not have any knowledge of any facts, circumstances or conditions which could, by lapse of time or otherwise, result in any claim of right, title, privilege, lien or interest by any third party in or to the Mortgaged Property.

        (e) There are no prior consent rights or preferential purchase rights in third parties affecting any part of the Mortgaged Property.

        (f) No operating or other agreement to which Mortgagor is a party or by which Mortgagor is bound affecting any part of the Mortgaged Property requires Mortgagor to bear any of the costs relating to the Mortgaged Property greater than the leasehold interest of Mortgagor in such portion of the Mortgaged Property, except in the event Mortgagor is obligated under an operating agreement to assume a portion of a defaulting or non-consenting party's share of costs.

        (g) Mortgagor has not received any prepayment prior to the date hereof under any agreement providing for the sale by Mortgagor of Hydrocarbons which agreement contains a "take or pay" clause or similar arrangement that obligates Mortgagor to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor.

        (h) Mortgagor is not obligated to "make up" any deliveries of oil or gas to any third party out of the production from any of the Oil and Gas Properties.

        (i) No approval or consent of any person or of any regulatory or administrative commission or authority or of any other governmental body is necessary under any existing laws or regulations (A) to authorize the execution and delivery of this instrument or of any written instruments constituting part or all of the Obligations or (B) except as may be provided by the rules of the Louisiana Department of Conservation or the relative state regulatory authority having jurisdiction over oil and gas operations in Louisiana, to authorize the observance or performance by Mortgagor of the covenants contained in this instrument or in the written instruments constituting all or part of the Obligations.

        (j) To the best of Mortgagor's knowledge, after due inquiry and investigation, all information and other data contained in statements or reports furnished to Mortgagee by or on behalf of Mortgagor relating to the Mortgaged Property was complete and accurate when made or delivered to Mortgagee and did not omit to state any material facts necessary to make the information contained therein not misleading.

        (k) Each oil and gas lease constituting a portion of the Mortgaged Property is valid and subsisting, all covenants, conditions and obligations contained in each such oil and gas lease and any assignments or agreements relating thereto have been fully performed and complied with in all material respects, and there exists no unsatisfied demand or dispute between Mortgagor and any lessor or any party to any such assignment or agreement.

        (l) All proceeds from the sale of Mortgagor's interest in the Hydrocarbons are currently being paid in full to Mortgagor by the purchaser thereof on a timely basis and none of such proceeds are currently being held in suspense by such purchaser or any other party.

        (m) The operation of the Oil and Gas Properties and the sale, processing, transportation and marketing of Hydrocarbons has been and is currently being conducted in accordance with all applicable federal, state and local laws, rules, regulations, orders and ordinances including without limitation all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

        (n) There is no pending or, to the best knowledge of Mortgagor, threatened claim, suit, judicial or administrative action or proceeding which involves or may involve the Mortgaged Property or any part thereof or the production of Hydrocarbons which, if adversely determined to Mortgagor, could have a material adverse effect on the Mortgaged Property or the ability of Mortgagor to perform its obligations under this instrument.

        (o) All taxes, assessments, and governmental charges imposed upon the Mortgaged Property or upon the income and profit of the Mortgaged Property have been paid when due.

        (p) Mortgagor's federal taxpayer identification number is accurately stated on page one of this instrument.

        (q) The address of Mortgagor's place of business, residence, chief executive office and office where Mortgagor keeps its records concerning accounts, contract rights and general intangibles is as set forth in Section 6.12, and there has been no change in the location of Mortgagor's place of business, residence, chief executive office and office where it keeps such records and no change of Mortgagor's name during the four months immediately preceding the date of this instrument.

        4.3  FURTHER ASSURANCES.

        (a) Mortgagor covenants that Mortgagor shall execute and deliver such other and further instruments, and shall do such other and further acts as in the opinion of Mortgagee may be necessary or desirable to carry out more effectively the purposes of this instrument, including, without limiting the generality of the foregoing, the following:

             (i) Prompt correction of any defect in the execution or acknowledgment of this instrument, any written instrument comprising part or all of the Obligations, or any other document used in connection herewith.

             (ii) Prompt correction of any defect which may hereafter be discovered in the title to the Mortgaged Property.

             (iii) To indemnify and hold Mortgagee harmless from and against any and all costs and expenses, including, but not limited to, any and all cost, expense, loss, damage or liability which Mortgagee may suffer or incur by reason of the failure of title to all or part of the Mortgaged Property or by reason of the failure or inability of Mortgagor, for any reason, to convey the rights, titles and interest which this instrument purports to mortgage, pledge, hypothecate, convey, grant or assign.

             (iv) Prompt execution and delivery of all division or transfer orders or other instruments which in Mortgagee's opinion are required to transfer to Mortgagee the proceeds from the sale of all of the Mortgagor's interest in and to all Hydrocarbons.

             (v) Prompt payment when due and owing of all taxes, assessments and governmental charges imposed on this instrument, upon the interest of Mortgagee or upon the income and profits from any of the above.

        (b) Mortgagor covenants that Mortgagor shall maintain and preserve the first and prior privilege, lien and security interest herein created so long as any of the Obligations remain unpaid.

        (c) Mortgagor covenants to immediately notify Mortgagee of any discontinuance of or change in the address of Mortgagor's place of business, residence, chief executive office or office where it keeps records concerning accounts, contract rights and general intangibles, or of Mortgagor's federal taxpayer identification number.

        (d) Mortgagor covenants that all information to be furnished to Mortgagee by or on behalf of Mortgagor shall be complete and accurate when made.

        (e) Mortgagor covenants to maintain its existence and continue to be a corporation in good standing in the states of Texas and Louisiana.

        (f) Mortgagor covenants to not create, assume, incur, suffer to exist or in any manner become liable, directly, indirectly, or contingently in respect to any debt other than debt permitted by the Indenture or otherwise permitted by Mortgagee in writing.

        4.4 OPERATION OF OIL AND GAS PROPERTIES. As long as any of the Obligations remain unpaid or unsatisfied, and whether or not Mortgagor is the operator of the Oil and Gas Properties, Mortgagor, except as otherwise permitted by the Indenture, shall (at Mortgagor's own expense):

        (a) not enter into any operating agreement, contract or agreement which materially adversely affects the Mortgaged Property;

        (b) neither abandon, forfeit, surrender, release, sell, assign, sublease, farmout or convey, nor agree to sell, assign, sublease, farmout or convey, nor mortgage or grant a privilege or security interest in, nor otherwise dispose of or encumber any of the Mortgaged Property or any interest therein, except for releases of leases which have expired by their own terms, reassignments under existing contract provisions, the sale of Hydrocarbons in the ordinary course of business, and transactions otherwise permitted herein, in the Indenture, or otherwise in writing by Mortgagee;

        (c) cause the Mortgaged Property to be maintained, developed and protected against drainage and continuously operated for the production and marketing of Hydrocarbons in a good and workmanlike manner as a prudent operator would in accordance with generally accepted practices, applicable oil and gas leases and Contracts, and all applicable Federal, state and local laws, rules and regulations, including all environmental laws;

        (d) promptly pay or cause to be paid when due and owing (i) all rentals and royalties payable in respect of the Mortgaged Property; (ii) all expenses incurred in or arising from the operation or development of the Mortgaged Property; (iii) all taxes, assessments and governmental charges imposed upon the Mortgaged Property, upon the income and profits from any of the Mortgaged Property, or upon Mortgagee because of its interest therein; and (iv) all local, state and federal taxes, payments and contributions for which Mortgagor may be liable; and indemnify Mortgagee from all liability in connection with any of the foregoing;

        (e) promptly take all action reasonably necessary to enforce or secure the observance or performance of any term, covenant, agreement or condition to be observed or performed by third parties under any Contract, or any part thereof, or to exercise any of its rights, remedies, powers and privileges under any Contract, all in accordance with the respective terms thereof;

        (f) cause the Operating Equipment and the Immovable Collateral to be kept in good and effective operating condition, and cause to be made all repairs, renewals, replacements, additions and improvements thereof or thereto, necessary or appropriate in connection with the production of Hydrocarbons from the Oil and Gas Properties;

        (g) permit and do all things necessary or proper to enable Mortgagee (through its agents and employees) to enter upon the Oil and Gas Properties for the purpose of investigating and inspecting the condition and operations of the Mortgaged Property whenever they so desire;

        (h) cause the Mortgaged Property to be kept free and clear of liens, privileges, charges, security interests and encumbrances of every character other than liens permitted by the Indenture or otherwise permitted by Mortgagee in writing;

        (i) provide or cause to be provided, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of Mortgagor are adequate and appropriate for the conduct of the business of Mortgagor in a prudent manner, with reputable insurers or with the government of the United States or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as shall be either (i) consistent with past practices of Mortgagor or (ii) customary, in the reasonable, good faith opinion of Mortgagor, for corporations similarly situated in the industry, unless the failure to provide such insurance (together with all other such failures) would not have a material adverse effect on the financial condition or results of operations of Mortgagor;

        (j) cause all policies of insurance to provide the maximum prior written notice to Mortgagee of cancellation which the insurance company will provide; permit Mortgagee to apply any proceeds of such insurance which it may receive toward part or full satisfaction of any or all of the Obligations secured hereby whether or not they are then due and owing and whether or not they are liquidated or contingent; and permit Mortgagee to obtain replacement insurance (which may, but need not, be single interest insurance in favor of Mortgagee) if any insurance required hereby expires, is canceled or is otherwise not in full force and effect; and

        (k) furnish to Mortgagee, upon request, copies of all operating agreements, oil and/or gas purchase contracts, or other contracts or agreements relating to the Mortgaged Property.

   4.5 RECORDING. Mortgagor covenants and agrees to promptly (at Mortgagor's own expense) record, register, deposit and file this and every other instrument in addition or supplemental thereto, including all applicable financing statements, in such offices and places within the State of Louisiana, the state where the Mortgagor has its principal place of business, and with the Minerals Management Service and at such times and as often as may be necessary to preserve, protect and renew the privilege and security interest herein created as a first and prior privilege or security interest on real or personal property, whether movable or immovable, as the case may be, and otherwise shall do and perform all matters or things necessary or expedient to be done or observed by reason of any applicable law or regulation of any state or of the United States or any other competent authority for the purpose of effectively creating, perfecting, maintaining and preserving the privilege and security interest created hereby in and on the Mortgaged Property. Mortgagor shall pay all taxes payable upon the recording of this and every other instrument in addition or supplement hereto.

   4.6 RECORDS, STATEMENTS AND REPORTS. Mortgagor agrees and covenants to keep proper books of record and account in which complete and correct entries shall be made of Mortgagor's transactions in accordance with generally accepted accounting principles and to furnish or cause to be furnished to Mortgagee, in addition to any other information, schedules and reports otherwise required hereby, the following:

        (a) the reports, documents and other information required to be delivered pursuant to Section 4.2 of the Indenture; and

        (b) such other information concerning operation of the Mortgaged Property, the title of Mortgagor to or the interest of Mortgagee in the Mortgaged Property and the business and affairs and financial condition of Mortgagor as Mortgagee may from time to time reasonably request.

                                   ARTICLE V
                              DEFAULT AND REMEDIES
                              --------------------

        5.1 EVENTS OF DEFAULT. Mortgagor will be in default under this instrument upon the happening of any of the following events or conditions ("Event of Default"):

        (a) Mortgagor or any endorser, guarantor, surety, accommodation party, or other person liable upon or for payment of any of the Obligations secured hereby fails to pay when due any of the Obligations secured hereby or to perform punctually any other obligation, covenant, term, or provision contained in or referred to in this instrument or any other instrument executed in connection herewith;

        (b) Any warranty or representation made in this instrument by Mortgagor or furnished to Mortgagee on behalf of Mortgagor is determined by Mortgagee to be untrue in any respect which would or might, in Mortgagee's opinion, result in substantial loss or impairment of the security provided by this instrument;

        (c) The entry of an order for relief under Title 11 of the United States Code as to Mortgagor or the adjudication of Mortgagor as insolvent or bankrupt pursuant to the provisions of any state insolvency or bankruptcy act; the commencement by Mortgagor of any case, proceeding or other action seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief for itself under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors; Mortgagor's consent to, acquiescence in or attempt to secure the appointment of any receiver of all or any substantial part of its properties or of the Mortgaged Property; Mortgagor shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors; or Mortgagor shall take any corporate action to authorize any of the acts set forth above in this Paragraph;

        (d) Any case, proceeding or other action against Mortgagor shall be commenced seeking to have an order for relief entered against it as a debtor or seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors, or seeking appointment of any receiver for Mortgagor or for all or any substantial part of its property or for the Mortgaged Property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven business days after the entry thereof, or (ii) remains undismissed for an aggregate of thirty days (whether or not consecutive); or the possibility that any portion of the Mortgaged Property would, by operation of law or otherwise, devolve on or pass to any person other than Mortgagor and such situation shall continue and not be remedied within thirty days after the happening of any such event;

        (e) Mortgagor's title to the Mortgaged Property or any substantial part thereof becomes the subject matter of litigation which would or might, in Mortgagee's opinion, upon final determination result in substantial impairment or loss of the security provided by this instrument;

        (f) Except as specifically authorized herein, there is substantial damage to or destruction of or sale of any of the Mortgaged Property or the Mortgaged Property is subjected to any privilege, lien or encumbrances not permitted under Section 4.4(h);

        (g) Except as to any default which has been disclosed to Mortgagee in writing as of the date of this Mortgage, there occurs a default in the performance of any obligation of Mortgagor to any other party; or

        (h) An "Event of Default" occurs and is continuing under the Indenture.

   5.2 ACCELERATION UPON DEFAULT. Upon the occurrence of any Event of Default, or at any time thereafter, Mortgagee may, at its option, declare the entire unpaid principal of, premium, if any, and interest accrued on the Obligations to be forthwith due and payable, without any protest, presentment, demand, notice of intent to accelerate, notice of acceleration or further notice of any kind, all of which are hereby expressly waived by Mortgagor.

   5.3  RIGHTS TO MORTGAGED PROPERTY UPON DEFAULT.

        (a) Operation of property by Mortgagee. Upon the occurrence of an Event of Default or at any time thereafter, and in addition to all other rights of Mortgagee, Mortgagee shall have the following rights and powers (but no obligation):

        (i) To enter upon and take possession of any of the Realty Collateral, to exclude Mortgagor therefrom, and to hold, use, administer, manage and operate the same to the extent that Mortgagor could do so;

        (ii) To operate the Realty Collateral, without any liability to Mortgagor in connection with such operations, except for Mortgagee's gross negligence or wilful misconduct; and

        (iii) To the extent that Mortgagor could do so, to collect, receive and receipt for all Hydrocarbons produced and sold from the Realty Collateral, to make repairs, to purchase machinery and equipment, to conduct workover operations, to drill additional wells, and to exercise every power, right and privilege of Mortgagor with respect to the Realty Collateral.

   When and if the expenses of such operation and development (including costs of unsuccessful workover operations or additional wells) have been paid, and the Obligations have been paid, the Realty Collateral shall be returned to Mortgagor (providing there has been no foreclosure sale).

        (b) Seizure. Mortgagor for itself and its successors and assigns, agrees and stipulates that it shall be lawful for and Mortgagor authorizes Mortgagee without making a demand or putting in default, putting in default being expressly waived, to cause all and singular the Realty Collateral to be seized and sold by executory or other legal process without appraisement (appraisement being hereby expressly waived) either in its entirety or in lots, or parcels as Mortgagee may determine to the highest bidder for cash or on such terms as Mortgagee may direct, Mortgagor for itself, its successors and assigns, hereby acknowledging the Obligations and confessing judgment for the full amount of the Obligations if the same are not paid when due, whether upon demand, acceleration, maturity or otherwise.

        (c) Foreclosure. Upon the occurrence of an Event of Default (as hereinafter defined), Mortgagee shall have the right and power to proceed by suit or suits for specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for any foreclosure hereunder or for the sale of the Realty Collateral under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the seizure and sale of the Realty Collateral under the order of a court or courts of competent jurisdiction under executory or other legal process, or for the enforcement of any other appropriate remedy. Mortgagor agrees that, in the event any proceedings are taken under this instrument by way of executory process or otherwise, any and all declarations of the facts made by authentic act before a notary public and in the presence of two witnesses, by a person declaring that such facts lie within his knowledge, shall constitute authentic evidence of such facts for the purpose of executory process.

        (d) Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof will be applied (A) first, to the payment of all expenses incurred by Mortgagee; (B) second, to the payment of the Obligations in such order as the Mortgagee may direct; and (C) third, the balance, if any, thereafter remaining will be paid to Mortgagor or Mortgagor's successors or assigns as their interests may appear upon demand of Mortgagor or Mortgagor's successors or assigns.

        (e) Keeper Provisions. Upon the occurrence of an Event of Default, Mortgagee is authorized prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Mortgaged Property, or any part thereof, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession and operation of the Mortgaged Property, it being the intention to confer on Mortgagee or Mortgagee's agent, all of the rights granted to keepers of mineral interests by LSA R.S. 9:5131, et seq. It is hereby agreed that the keeper shall be entitled to receive as compensation, in excess of its costs and expenses, an amount equal to one percent of the gross revenues of the Mortgaged Property. All costs, expenses and liabilities of every character incurred by Mortgagee in managing, operating and maintaining such Mortgaged Property shall constitute a demand obligation owing by Mortgagor to Mortgagee, shall draw interest thereon from date of expenditure until date paid at the Default Rate, all of which shall constitute a portion of the Obligations secured by the privilege and lien evidenced by this instrument.

        (f) Waiver.  Mortgagor hereby expressly waives:

             (i) The benefit of appraisement as provided for in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws conferring the same;

             (ii) The demand and three (3) days delay accorded by Articles 2639 and 2721 of the Louisiana Code of Civil Procedure;

             (iii) The notice of seizure required by Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; and

             (iv) The benefit of any other provisions of Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure and the benefit of any other laws conferring rights of appraisement, notice or delay;

        and Mortgagor agrees to the immediate seizure of the property subject hereto in the event of suit hereon, and further, Mortgagee and any future holder or holders of the Notes shall be entitled to all of the rights and remedies provided in the UCC, by Articles 203-204 of the Louisiana Mineral Code, by Article 3278 et seq. of the Louisiana Civil Code and by any other laws now or hereafter in effect in the State of Louisiana.

        5.4 ACCUMULATION OF RIGHTS. Every right, power and remedy herein given to Mortgagee shall be cumulative of and in addition to every other right, power and remedy herein specifically given and now or hereafter existing; and each and every right, power and remedy, whether specifically given or otherwise existing, may be exercised from time to time and so often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing and no single sale or series of sales under this Article V shall exhaust Mortgagee's rights and powers, but such power shall continue to exist for so long as, and may be exercised in the manner hereinabove provided as often as, the circumstances require to give Mortgagee full relief hereunder.

        5.5 MARSHALING. Mortgagor, for itself and all who may claim through or under Mortgagor waives, to the extent that Mortgagor may lawfully do so under applicable law of the State of Louisiana, any and all rights to have the Mortgaged Property marshaled upon any foreclosure of the lien and privilege hereof, or sold in inverse order of alienation, and Mortgagor agrees that Mortgagee may cause the Mortgaged Property to be sold as an entirety or in parcels as Mortgagee may direct.

        5.6 RIGHTS TO PERSONALTY COLLATERAL UPON DEFAULT. Upon the occurrence of an Event of Default, or at any time thereafter, Mortgagee may proceed against the Personalty Collateral in accordance with the rights and remedies granted herein with respect to the Realty Collateral, each of which, including but not limited to the confession of judgment, waivers of delay, notice and appraisement, and appointment of a keeper, are expressly made subject to the Personalty Collateral, or will have all rights and remedies granted by the Uniform Commercial Code and this instrument. Mortgagee shall have the right to take possession of the Personalty Collateral, and for this purpose Mortgagee may enter upon any premises on which any or all of the Personalty Collateral is situated and, to the extent that Mortgagor could do so, take possession of and operate the Personalty Collateral or remove it therefrom. Mortgagee may require Mortgagor to assemble the Personalty Collateral and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to both parties. Unless the Personalty Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee will send Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Personalty Collateral is to be made. This requirement of sending reasonable notice will be met if such notice is mailed, postage prepaid, to Mortgagor at the address designated in Section 6.12 (or such other address as has been designated as provided herein) at least ten days before the time of the sale or disposition. In addition to the expenses of retaking, holding, preparing for sale, selling and the like, Mortgagee will be entitled to recover reasonable attorney's fees and legal expenses as provided for in this instrument and in the writings evidencing said Obligations before applying the balance of the proceeds from the sale or other disposition toward satisfaction of the Obligations. Mortgagor will remain liable for any deficiency remaining after the sale or other disposition.

        5.7 RIGHTS TO IMMOVABLE COLLATERAL UPON DEFAULT. Upon the occurrence of any Event of Default, or at any time thereafter, Mortgagee may elect to treat the Immovable Collateral as either Realty Collateral or as Personalty Collateral (but not both) and proceed to exercise such rights as apply to the type of Mortgaged Property selected.

        5.8 ACCOUNT MORTGAGORS. Mortgagee may, in its discretion, before or after the occurrence of an Event of Default, notify any account debtors to make payments directly to Mortgagee and contact account debtors directly to verify information furnished by Mortgagor. Mortgagee shall not have any obligation to preserve any rights against prior parties.

                                   ARTICLE VI
                                 MISCELLANEOUS
                                 -------------

        6.1 ADVANCES BY MORTGAGEE. Each and every covenant of Mortgagor herein contained shall be performed and kept by Mortgagor solely at Mortgagor's expense. If Mortgagor fails to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument, Mortgagee or any keeper may, but will not be obligated to, make advances to perform the same on Mortgagor's behalf, and Mortgagor hereby agrees to repay such sums and any attorneys' fees incurred in connection therewith on demand plus interest thereon from the date of the advance until paid at the Default Rate. In addition, Mortgagor hereby agrees to repay on demand any reasonable costs, expenses and attorney's fees incurred by Mortgagee or any keeper which are to be obligations of the Mortgagor pursuant to, or allowed by, the terms of this instrument, plus interest thereon from the date of the advance until paid at the Default Rate. Any such amounts so paid by Mortgagee or any keeper shall be considered part of the Obligations secured hereby and shall be secured by this instrument and the amount and nature of any such payment by Mortgagee and the date when paid shall be held to be fully and authentically established by affidavit of Mortgagee or its or their agents, servants or employees, and such amounts shall be paid as part of the Obligations out of the proceeds of the sale of the Mortgaged Property in the event of foreclosure or other proceedings together with interest thereon at the rate provided for above; provided, however (a) that the amount of the Obligations secured and to be secured hereby shall in no event exceed the amount set out in Section 2.3 above and (b) that the exercise of any right or advancement or payment of cost or expenses by Mortgagee or any keeper shall in no manner be construed as a waiver of the rights of Mortgagee to demand payment on the Obligations. Mortgagee and any future Holder or Holders of the Notes shall be and are hereby subrogated to all rights, liens and privileges securing payment of any debt or claim for the payment of which Mortgagee may make advances pursuant to the terms hereof.

        6.2 DEFENSE OF CLAIMS. Mortgagor shall promptly notify Mortgagee in writing of the commencement of any legal proceedings affecting Mortgagor's title to the Mortgaged Property or the lien and privilege created hereby, and shall take such action, employing attorneys agreeable to the Mortgagee, as may be necessary to preserve Mortgagor's and Mortgagee's rights herein. If Mortgagor fails or refuses to defend Mortgagor's or Mortgagee's rights in and to the Mortgaged Property, Mortgagee may take such action on behalf of and in the name of Mortgagor and at Mortgagor's expense. Moreover, Mortgagee may take such independent action in connection therewith as it may in its discretion deem proper, including, without limitation, the right to employ independent counsel and to intervene in any suit affecting the Mortgaged Property. All costs, expenses and attorneys' fees incurred by Mortgagee pursuant to this Section 6.2 shall be paid by Mortgagor on demand plus interest thereon from the date of the advance by Mortgagee until paid at the Default Rate.

        6.3 PARTIAL RELEASES. The Mortgagee at all times shall have the right to release any part of the Mortgaged Property now or hereafter subject to the lien and privilege hereof or any part of the proceeds of production or any income herein or hereafter assigned or pledged or any other security it now has or may hereafter have securing said indebtedness, without releasing any other part of said Mortgaged Property, proceeds, income or security and without affecting the lien hereof as to the parts or parties not released, or the right to future proceeds and income.

        6.4 RENEWALS, AMENDMENTS AND OTHER SECURITY. Without notice or consent of Mortgagor, renewals and extensions of the written instruments constituting part or all of the Obligations may be given at any time and amendments may be made to agreements relating to any part of such written instruments or the Mortgaged Property. Mortgagee may take or hold other security for the Obligations without notice to or consent of Mortgagor. The acceptance of this instrument by Mortgagee shall not waive or impair any other security Mortgagee may have or hereafter acquire to secure the payment of the Obligations nor shall the taking of any such additional security waive or impair the lien and security interests herein granted. Mortgagee may resort first to such other security or any part thereof, or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action will not be a waiver of any rights conferred by this instrument.

        6.5 ASSIGNMENT AND FINANCING STATEMENT. This instrument will be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof if appropriate under applicable state law. As a financing statement this instrument is intended to cover all Personalty Collateral and Immovable Collateral, including without limitation Mortgagor's interest in all Hydrocarbons as and after they are severed by being reduced to possession at the wellhead and all accounts arising from the sale thereof at the wellhead. This instrument shall be filed in the appropriate records of the county or counties or parish or parishes and the state in which the Realty Collateral is located, in the Uniform Commercial Code records of a parish in the State of Louisiana or other appropriate office of the State in which any Personalty Collateral or any Realty Collateral is located and in the Uniform Commercial Code Records of the state where Mortgagor's principal place of business is located (if not in Louisiana). At Mortgagee's request Mortgagor shall execute financing statements covering the Personalty Collateral and Immovable Collateral, which financing statements may be filed in the Uniform Commercial Code records of a parish in the State of Louisiana or any other state or other appropriate office of the state in which any of the Mortgaged Property is located or where Mortgagor has its principal place of business or in the parish where Mortgagor has its principal place of business.

        6.6 LIMITATION ON INTEREST. As used herein, the term "Maximum Rate" shall mean and refer to the maximum rate of nonusurious interest, if any, that Mortgagee may from time to time charge Mortgagor and in regard to which Mortgagor would be prevented successfully from raising the claim or defense of usury under applicable law as now, or to the extent permitted by law, as may hereafter be, in effect (said law permitting the highest rate being herein referred to as the "Interest Law"). It is the intention of Mortgagor and Mortgagee to conform strictly to the Interest Law applicable to this loan transaction. Accordingly, it is agreed that notwithstanding any provision to the contrary, the aggregate of all interest and any other charges or consideration constituting interest under applicable Interest Law that is taken, reserved, contracted for, charged or received under this Mortgage or otherwise in connection with this loan transaction shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law applicable to this loan transaction. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in the Notes or in any of the documents securing payment of the Notes or otherwise relating thereto, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Mortgagor nor Mortgagor's heirs, legal representatives, successors or assigns or any other party liable for the payment of the Notes shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Interest Law applicable to this loan transaction, (c) any excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited on the Notes by Mortgagee (or if the Notes shall have been paid in full, refunded to Mortgagor) and (d) the effective rate of interest shall be automatically subject to reduction to the Maximum Rate allowed under such Interest Law as now or hereafter construed by courts of appropriate jurisdiction. All sums paid or agreed to be paid the Mortgagee for the use, forbearance or detention of the indebtedness evidenced by the Notes shall, to the extent permitted by the Interest Law applicable to this loan transaction, be amortized, prorated, allocated and spread throughout the full term of the Notes.

        6.7 UNENFORCEABLE OR INAPPLICABLE PROVISIONS. If any provision hereof is invalid or unenforceable, the other provisions hereof will remain in full force and effect and will be liberally construed in favor of Mortgagee in order to carry out the provisions hereof.

        6.8 RIGHTS CUMULATIVE. Each and every right, power and remedy herein given to Mortgagee will be cumulative and not exclusive, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy will not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by Mortgagee in the exercise of any right, power or remedy will impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

        6.9 WAIVER BY MORTGAGEE. Any and all covenants in this instrument may from time to time by instrument in writing by the Mortgagee, be waived to such extent and in such manner as Mortgagee may desire, but no such waiver will ever affect or impair Mortgagee's rights hereunder, except to the extent specifically stated in such written instrument. All changes to and modifications of this instrument must be in writing by authentic act and signed by Mortgagee.

        6.10 TERMS. The term "Mortgagor" as used in this instrument will be construed as singular or plural to correspond with the number of persons executing this instrument as Mortgagor. If more than one person executes this instrument as Mortgagor, their duties, covenants, warranties and liabilities under this instrument will be joint, several and in solido, and any occurrence of an Event of Default as to one Mortgagor shall be deemed an Event of Default as to each Mortgagor. The terms "Mortgagee" and "Mortgagor" as used in this instrument include the heirs, executors or administrators, successors, representatives, receivers, and assigns of those parties. This instrument is binding upon Mortgagor, Mortgagor's successors and assigns, as well as upon any person, firm or corporation hereafter acquiring title to any of the Mortgaged Property by, through or under Mortgagor and will inure to the benefit of Mortgagee and its successors and assigns.

        6.11 GOVERNING LAW. THIS INSTRUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, SUBJECT, HOWEVER, TO THE EFFECT OF APPLICABLE FEDERAL LAW (INCLUDING, WITHOUT LIMITATION, 12 U.S.C. 85).

        6.12 NOTICE. All notices required or permitted to be given by Mortgagor or Mortgagee shall be given in writing and may be effected by personal delivery, by facsimile or by placing the same in the U. S. Mail, registered or certified, return receipt requested, postage prepaid and addressed as follows:

   Mortgagor:     FORMAN PETROLEUM CORPORATION
                  650 Poydras Street - Suite 2200
                  New Orleans, Louisiana 70130-6101
                  Attn: Marvin J. Gay

   Mortgagee:     U.S. TRUST COMPANY OF TEXAS, N.A.
                  2001 Ross Avenue, Suite 2700
                  Dallas, Texas  75201
                  Attn:  Corporate Trust

Unless otherwise provided herein, all notices shall be deemed given (i) upon receipt if hand delivered or sent by facsimile, or (ii) if sent by mail, three days following the date deposited in the mail. Mortgagor agrees that its address shall be changed only by depositing notice of such change enclosed in a post-paid wrapper in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to Mortgagee at the address set out above (or to such other address as Mortgagee may have designated by notice given as provided above, to Mortgagor). Any such notice of change of address of Mortgagor or Mortgagee or other holder of the Obligations shall be effective five business days after such deposit.

        6.13 SURETY WAIVERS. Mortgagor agrees that no acceleration of the maturity of the Obligations, no renewal, extension or rearrangement of or any other indulgence with respect to the Obligations, no change in the place or manner of payment of or other change in the terms of the Obligations, no release of or substitution for any security or other guaranty now or hereafter held by Mortgagee for payment of the Obligations, no release of any person liable for payment or purchase of the Obligations, including, without limitation, any maker, endorser, guarantor or surety (any such other person is referred to herein as an "Other Liable Party"), no delay in enforcement of payment of the Obligations and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof, shall in any manner impair or affect the rights of Mortgagee or the obligations, duties and liabilities of Mortgagor hereunder. Mortgagor agrees that it shall not be necessary or required that Mortgagee make demand for payment upon any Other Liable Party or present the Obligations for payment by any Other Liable Party or make protest thereof or give notice to any Other Liable Party of maturity or nonpayment of the Obligations by any Other Liable Party or file suit or proceed to obtain or assert a claim for personal judgment against any Other Liable Party for the Obligations or make any effort at collection of the Obligations or exercise or assert any other right or remedy to which Mortgagee is or may be entitled in connection with the Obligations or any security therefor or assert or file at any time any claim against the assets or estate of any Other Liable Party as a condition of enforcing this instrument. Mortgagor waives any right to the benefit of or to require or control application of any Mortgaged Property now existing or hereafter obtained by Mortgagee as security for the Obligations and agrees that Mortgagee shall have no duty insofar as Mortgagor is concerned to apply upon any of the Obligations, any money, payments or other property at any time received by or paid to or in the possession of Mortgagee. Mortgagor agrees that except for the gross negligence or willful misconduct of Mortgagee, Mortgagor shall have no recourse or action against Mortgagee by reason of any action Mortgagee may take or omit to take in connection with the Obligations or the collection of any sums or amounts herein mentioned, or in connection with any security or any other guaranty at any time existing therefor.

        6.14 CONDEMNATION. All awards and payments heretofore and hereafter made for the taking of or injury to the Mortgaged Property, or any portion thereof, whether such taking or injury be done under the power of eminent domain or otherwise, are hereby assigned, and shall be paid to Mortgagee. Mortgagee is hereby authorized to collect and receive the proceeds of such awards and payments and to give proper receipts and acquittances therefor. Mortgagor hereby agrees to make, execute and deliver, upon request, any and all assignments and other instruments sufficient for the purpose of confirming this assignment of the awards and payments to Mortgagee free and clear of any encumbrances of any king or nature whatsoever. Any such award or payment may, at the option of Mortgagee, be retained and applied by Mortgagee after payment of reasonable attorneys' fees, costs and expenses incurred in connection with the collection of such award or payment toward payment of all or a portion of the Obligations, whether or not the Obligations are then due and payable, or be paid over wholly or in part to Mortgagor for the purpose of altering, restoring or re building any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of any such taking, or other injury to the Mortgaged Property.

        6.15 WAIVER OF NOTARY'S CERTIFICATES. The parties hereto expressly waive the production of mortgage, conveyance or tax certificates and hereby relieve and release me, said Notary, and agree to hold me harmless from and by reason of the nonproduction and nonannexation thereof to this instrument.

        6.16 SUBROGATION. This instrument is made with full substitution and subrogation of Mortgagee, its successors and assigns, in and to all covenants, warranties and representations by others heretofore given or made with respect to title in and to the Mortgaged Property or any part thereof whether recorded or unrecorded by contract or otherwise, to the extent that such covenants, warranties and representations may be so subrogated and to any liens or privileges covering any property or properties of Mortgagor securing the payment of any indebtedness which is fully or partially discharged by funds made available to Mortgagor and secured hereby, to the full extent that such subrogation of liens and privileges is allowed under applicable state law.

        6.17 RELIANCE. Notwithstanding any reference to the Indenture, the Notes, or any other documents, all persons shall be fully authorized to rely upon certificates of the Mortgagee as to the occurrence or non-occurrence of any event or the existence or non-existence of any fact under the Indenture, the Notes, or any other documents including but not limited to the occurrence of any Event of Default thereunder, and no person shall have any obligation to determine the correctness of any matter stated in any such certificate.

        6.18 NO PARAPH. Mortgagor and Mortgagee acknowledge that none of the Notes, Indenture, or other documents have been presented to the undersigned Notary Public to be paraphed "Ne Varietur" for identification with this Mortgage.

        6.19 TERMINATION. In accordance with the provisions of Louisiana Civil Code article 3298, as amended from time to time, if the Mortgagor shall pay in full when due the Obligations and shall duly and timely perform and observe all of the terms, provisions, covenants and agreements herein and in the Notes, the Indenture, and the other documents to be performed and observed by Mortgagor, and if neither the Mortgagor nor the Mortgagee nor the Holders is bound to the other or to any third person to permit any Obligation to be incurred then or thereafter, then upon sixty (60) days prior written notice the Mortgagor may request the Mortgagee to terminate the Mortgage. Upon such termination the Mortgagor may further request the Mortgagee to provide a written act of release of this Mortgage. Mortgagee agrees to deliver such an act of release, all at the cost and expense of the Mortgagor, within sixty (60) days of receiving such request unless Mortgagee, in good faith, has cause to believe that Mortgagor is not entitled to a termination of this Mortgage.

        6.20 ACCEPTANCE BY MORTGAGEE. The acceptance by Mortgagee of the benefits of this Mortgage is presumed without the necessity of signature of this Mortgage by the Mortgagee.

        Thus done and passed in my office in Orleans Parish, State of Louisiana, this 30th day of July, 1997, in the presence of the undersigned competent witnesses who hereunto sign their names with the Mortgagor and me, Notary, after due reading of the whole.


                                 MORTGAGOR
Witnesses to all
signatures:                      FORMAN PETROLEUM CORPORATION


/s/ JUDY REIMEL
___________________________
Name: Judy Reimel                    /s/ MARVIN J. GAY
                                 By:_____________________________________
                                       Marvin J.  Gay
                                       Vice President

/s/ SHAREN OHLSSON
___________________________
Name: Sharen Ohlsson

                                  /s/ THOMAS J. SEVY
                                 ________________________________________
                                 Notary Public in and for
                                 The State of Louisiana
                                 Parish of Orleans
                                 Name: Thomas J. Sevy
                                 My Commission Expires: 2 + month



            (Signature Page to Act of Mortgage, Security Agreement,
               Assignment of Production and Financing Statement)

                                   EXHIBIT A

                                   PREAMBLE
                                   LOUISIANA

        This Exhibit A sets forth the description of the Oil and Gas Properties covered by the Act of Mortgage, Security Agreement, Assignment of Production and Financing Statement to which this Exhibit A is attached (the "Mortgage"). Capitalized terms used in this Preamble and not otherwise defined herein shall have the meanings ascribed thereto in the Mortgage.

          1. This Exhibit A consists of descriptions of oil, gas and mineral leases covering lands located within the State of Louisiana or federal lands located on the Outer Continental Shelf and offshore of the State of Louisiana. The heading for each lease or group of leases includes Mortgagor's internal prospect name.

          2. Exhibit A includes one or more pages with the following subheadings:

Leases: The description of the lease or leases in which Mortgagor owns an interest covered by this Exhibit. Where applicable, the original lessor and lessee, Federal Lease Number, the date of the lease and other descriptive information relating to the lease are set forth. Such description shall include all of Mortgagor's right, title and interest in the oil, gas and mineral leases and other interests listed in this Exhibit and not any interest in excess thereof.

Contract List:  Exhibit A may include one or more pages with the heading
                "Contract List" which list certain agreements that affect Mortgagor's interest in the oil, gas and mineral leases and other interests, and Mortgagor's interest in the wells or units described or referred to in the Exhibit, which oil, gas and mineral leases and other interests and wells or units are located in the prospect identified in the heading of the page of the Exhibit, to the extent such agreements are in force and effect. The reference to such agreements shall not constitute a ratification or other recognition of the validity or effectiveness of such agreements or otherwise revive same. Such contracts are referred to by the type of agreement and affects Mortgagor's interest in oil, gas and mineral leases and other interests. Also shown is the date or the effective date of the agreement and the parties to the agreement.

Ownership
Interests:      Exhibit A includes Mortgagor's Working Interest and the
                Mortgagor's Net Revenue Interest (identified as Ownership
                Interest) for certain wells, units or areas covered by a lease.
                The wells or units are located in the prospect identified in the heading of the exhibit, and the prospect is located in the parish of the State of Louisiana referred to in the description or on federal lands located on the

                                  Exhibit A-1

          Outer Continental Shelf and offshore of the State of Louisiana. The wells or units in the particular prospect are located upon the lands covered by the oil, gas and mineral leases, overriding royalties or other interests described in the exhibit that relates to that prospect or lands pooled therewith. The descriptions include the following:

               Well or
               Unit Name:  The particular well or unit located within the prospect identified in the heading.

               Working
               Interest:   Mortgagor's Working Interest.

               Net Revenue
               Interest:   Mortgagor's Net Revenue Interest.

          The Working Interests and Net Revenue Interests are computed and set out herein after taking into account all of the terms, provisions and conditions of the agreements and other instruments listed on the "Contract List".

          The Mortgagor's Net Revenue Interest means (i) with respect to a unit for which the Mortgagor's Net Revenue Interest is stated, that interest in the applicable oil or gas production produced, saved and sold from such unitized, pooled, communitized or participating areas with respect to the existing interval in which the well or wells located on such unit are completed, which is owned by the Mortgagor by virtue of its ownership of the Mortgagor's Working Interest in the leases included in whole or in part in such area after deducting all burdens against the production therefrom, and (ii) with respect to a well for which the Mortgagor's Net Revenue Interest is stated, that interest in the existing interval in which such well is completed for production after deducting all burdens against the production therefrom which is owned by the Mortgagor by virtue of its ownership of the Mortgagor's Working Interest in the lease on which such well is located.

          Mortgagor's interest may decrease or increase as a result of a reversionary interest, an operation wherein Mortgagor has paid costs attributable to the interest of a non-consenting party or a consenting party has paid costs attributable to the interest of Mortgagor as a non-consenting party, and the consenting party is entitled to recover a percentage of its cost, or other circumstance which triggers an increase or decrease in such interest. Mortgagor makes no undertaking concerning the terms and conditions of the reversion or the status of payout, the costs that may be recovered, whether or when such recovery has occurred or will occur, or, in the case of an election, what election will be made.

                                  Exhibit A-2

                                  SCHEDULE 1

                             NOTARY'S CERTIFICATE

        The undersigned Notary Public does hereby certify that attached hereto is a full, true, and correct copy of resolutions of Forman Petroleum Corporation attached to an Act of Mortgage, Security Agreement, Assignment of Production and Financing Statement passed before me this 30th day of July, 1997.

                                 Thomas J. Sevy
                         _____________________________
                                 NOTARY PUBLIC



                                 Schedule 1-1

                                   EXHIBIT A
                                                                    Page 1 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

02-0000082-001    08/20/1974      08/20/1974         523        34     393815
GROSS ACRES       LESSOR     :    DR. J.A. GRAVOIS
       0.00000    LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                    Page 2 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

05-0000200-001    03/08/1976      03/08/1976         569       667     422170
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY, INC.
       4.58000    LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

05-0000203-001    12/12/1972      12/12/1972          552      208     414734
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
       0.22900    LESSOR ID  :
                  LESSEE     :    LYNAL INC
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

05-0000206-001    05/24/1973      05/24/1973          506      834     382504
GROSS ACRES       LESSOR     :    JOHN M CULVER AND JANE DUSENBURY
                                  CULVER, ET AL
       0.35781    LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

05-0000207-001    05/03/1973      05/03/1973          506      831     382503
GROSS ACRES       LESSOR     :    JAMES B THOMAS, ET AL
       0.35781    LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                    Page 3 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

05-0000208-001    12/07/1972      12/07/1972          516      372     389020
GROSS ACRES       LESSOR     :    JAMES P THOMAS
       0.35781    LESSOR ID  :
                  LESSEE     :    LYNAL, INC
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

05-0000209-001    05/12/1976      05/12/1976
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
       1.12210    LESSOR ID  :
                  LESSEE     :    MCMORAN EXPLORATION COMPANY
                  PROSPECT   :    LAKE ENFERMER

                                  EXHIBIT A
                                                                    Page 4 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001537-001    12/10/1973      12/10/1973          506      257     382128
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC.
       7.62200    LESSOR ID  :
                  LESSEE     :    LYNAL EXPLORATION COMPANY
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002046-001    09/26/1975      09/26/1975          551      357     414240
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       11.95100   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003268-001    06/13/1975      06/13/1975          543      479     408667
GROSS ACRES       LESSOR     :    HUGH C MCNEIL
       160.00000  LESSOR ID  :
                  LESSEE     :    MCMORAN EXPLORATION COMPANY
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003268-002    06/13/1975      06/13/1975          543      475     408666
GROSS ACRES       LESSOR     :    GRACE WELD COLBY
       160.00000  LESSOR ID  :
                  LESSEE     :    MCMORAN EXPLORATION COMPANY
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                    Page 5 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003271-001    03/26/1975      03/26/1975          537      869     404483
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       71.59400   LESSOR ID  :
                  LESSEE     :    MCMORAN EXPLORATION COMPANY
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                    Page 6 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001542-001    04/01/1974      04/01/1974          602      365     452164
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       9.96000    LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003270-001    03/18/1974      03/18/1974          510      706     385730
GROSS ACRES       LESSOR     :    RUTH DEXTER CLOW ET AL
       160.00000  LESSOR ID  :
                  LESSEE     :    XPO INC
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                    Page 7 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003272-001    09/04/1981      09/04/1981          749      279     548650
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC.
       137.59900  LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003273-001    03/29/1983      03/29/1983          824      679     585751
GROSS ACRES       LESSOR     :    DELMAR D KNOWLES SR
       160.00000  LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003273-002    03/29/1983      03/29/1983          824      613     585730
GROSS ACRES       LESSOR     :    AUDREY E KNOWLES ET AL
       160.00000  LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                    Page 8 of 64


       WELL NAME                                           PARISH/STATE
       ---------                                           ------------

Lafourche Realty Co. #8 Lower CIB CARST                 Lafourche/Louisiana
Ruth D. Clow #2 T-1 SD SEG I                            Lafourche/Louisiana
Ruth D. Clow #1 V-3 SD SEG I                            Lafourche/Louisiana
Ruth D. Clow #2 V-2 SD SEG I                            Lafourche/Louisiana
Ruth D. Clow #2 T-7 SD SEG I                            Lafourche/Louisiana
Ruth D. Clow #2 S-2 SD SEG I                            Lafourche/Louisiana
Ruth D. Clow #2 T SD                                    Lafourche/Louisiana
Ruth D. Clow #2 T-3 SD                                  Lafourche/Louisiana
Ruth D. Clow #2 T-5 SD                                  Lafourche/Louisiana
Ruth D. Clow #3 CIB CARST                               Lafourche/Louisiana
Ruth D. Clow #3 V-2 SD SEG I                            Lafourche/Louisiana
Lafourche Realty Co. #A2 V-2 RD SUA                     Lafourche/Louisiana
Lafourche Realty Co. #A2 V-3 SD SEG III                 Lafourche/Louisiana
Lafourche Realty Co. #B2 T-7 SD SEG III                 Lafourche/Louisiana
Lafourche Realty Co. #B2 R RA SUA                       Lafourche/Louisiana
Lafourche Realty Co. #B2D S-2 SD SEG II                 Lafourche/Louisiana
Lafourche Realty Co. #B2D T-1 SD SEG II                 Lafourche/Louisiana
H.C. McNeil #6 T-1 SD SEG I                             Lafourche/Louisiana
H.C. McNeil #6D R SD SEG I                              Lafourche/Louisiana

                                   EXHIBIT A
                                                                    Page 9 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

1-0001156-001    09/25/1972       09/25/1972          508      249     383445
GROSS ACRES      LESSOR      :    WILLIAM H HARRISON, ET AL
       82.44000  LESSOR ID   :
                 LESSEE      :    LYNAL EXPLORATION COMPANY
                 PROSPECT    :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

1-0001441-001    08/30/1972       08/30/1972          554      533     416550
GROSS ACRES      LESSOR      :    LAFOURCHE REALTY COMPANY
       64.99600  LESSOR ID   :
                 LESSEE      :    ROBERT A CHENOWITH
                 PROSPECT    :    LAKE ENFERMER


     RESERVATION AND EXCEPTION:

     LESS AND EXCEPT THOSE PORTIONS OF THE ABOVE LEASES TO THE EXTENT THAT SUCH LEASES ARE SITUATED WITHIN THE SURFACE BOUNDARIES OF THE H SAND, RESERVOIR A, IN THE LAKE ENFERMER FIELD, LAFOURCHE PARISH, LOUISIANA, AS ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NUMBER 340-A DATED JUNE 24, 1974, EFFECTIVE MAY 9, 1974 RECORDED IN COB 518, FOLIO 112 UNDER ENTRY NO. 390257; AND

     LESS AND EXCEPT THOSE PORTIONS OF THE ABOVE LEASES TO THE EXTENT THAT SUCH LEASES ARE SITUATED WITHIN THE SURFACE BOUNDARIES OF THE I RA SUA RESERVOIR A, IN THE LAKE ENFERMER FIELD, LAFOURCHE PARISH, LOUISIANA, AS ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NUMBER 340-B DATED JUNE 4, 1974, EFFECTIVE MAY 9, 1974 RECORDED IN COB 518, FOLIO 116 UNDER ENTRY NO. 390258.

                                   EXHIBIT A
                                                                   Page 10 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001441-001    08/30/1972      08/30/1972          554      533     416550
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       64.99600   LESSOR ID  :
                  LESSEE     :    ROBERT A CHENOWETH
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001538-001    11/24/1973      11/24/1973          506      250     382127
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       0.48200    LESSOR ID  :
                  LESSEE     :    LYNAL EXPLORATION COMPANY
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002032-001    08/30/1980      08/30/1980          711      616     527528
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       20.62600   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002332-001    11/26/1978      11/26/1978          642      626     480876
GROSS ACRES       LESSOR     :    HAROLD J POTTER ET AL
       20.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 11 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002332-002    11/26/1978      11/26/1978          642      630     480877
GROSS ACRES       LESSOR     :    ROBERT J NEWELL
       20.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER



                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002332-003    11/26/1978      11/26/1978          642      634     480878
GROSS ACRES       LESSOR     :    DONNA NEWELL WICHSER
       20.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-002333-001    02/06/1979      02/06/1979           642      618     480874
GROSS ACRES      LESSOR     :    HUGH C MCNEIL, ET AL
       20.00000  LESSOR ID  :
                 LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                 PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002333-002    01/17/1979      01/17/1979          642      622     480875
GROSS ACRES       LESSOR     :    GRACE WELD COLBY, ET AL
       20.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                  EXHIBIT A
                                                                   Page 12 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002367-001    11/21/1978      11/21/1978          642      602     480870
GROSS ACRES       LESSOR     :    ADRIENNE F FABER
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002367-002    11/21/1978      11/21/1978          642      606     480871
GROSS ACRES       LESSOR     :    JUNE R CLAUSE
       80.00000   LESSOR ID  :
                  LESSEE     :    GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002367-003    11/25/1978      11/25/1978          642      610     480872
GROSS ACRES       LESSOR     :    DR L PENFIELD FABER
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002367-004    11/21/1978      11/21/1978          642      614     480873
GROSS ACRES       LESSOR     :    THOMAS L FASSETT ET AL
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 13 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002536-001    11/27/1978      11/27/1978          645        1     482083
GROSS ACRES       LESSOR     :    PAUL A DOTY
       32.43100   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002536-002    11/27/1978      11/27/1978          645       17     482087
GROSS ACRES       LESSOR     :    MARIAN DOTY GEHLMANN
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002536-003    11/27/1978      11/27/1978          645       13     482086
GROSS ACRES       LESSOR     :    DONALD R DOTY
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002536-004    11/27/1978      11/27/1978          645        5     482084
GROSS ACRES       LESSOR     :    HELEN G DOTY ET AL
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 14 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002536-005    11/27/1978      11/27/1978          645        9     482085
GROSS ACRES       LESSOR     :    ROXANN F RHEA
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003265-001    11/24/1982      11/24/1982          798       65     573212
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
       37.00700   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003267-001    06/10/1982      06/10/1982          782      801     566560
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
       1.92200    LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0006385-001    11/01/1986      11/01/1986          990      446     669883
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
       39.48900   LESSOR ID  :
                  LESSEE     :    CSX OIL & GAS CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 15 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0006413-001    02/01/1987      02/01/1987          992      538     670646
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
       1.47700    LESSOR ID  :
                  LESSEE     :    CSX OIL & GAS CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-5240702-001    07/15/1992      07/15/1992         1151      608     741660
GROSS ACRES       LESSOR     :    ROBERT J NEWELL
       20.00000   LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-5240702-002    07/15/1992      07/15/1992         1152      335     741865
GROSS ACRES       LESSOR     :    RUTH HOLLISTON SANDERS
       20.00000   LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-5240708-001    07/15/1992      07/15/1992         1151      746     741711
GROSS ACRES       LESSOR     :    THE ELLEN LUCY MCHUGH TRUST
       20.00000   LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 16 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-5240709-001    07/15/1992      07/15/1992         1152      331     741864
GROSS ACRES       LESSOR     :    JANICE DOTY HALL
       80.00000   LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-5240709-002    07/15/1992      07/15/1992         1152      339     741866
GROSS ACRES       LESSOR     :    KARL GEHLMANN
       80.00000   LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 17 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

                 01-01/1992
LESSOR      :    LAFOURCHE REALTY COMPANY INC
LESSEE      :    TOTAL MINATOME CORPORATION
PROSPECT    :    LAKE ENFERMER

LAFOURCHE REALTY COMPANY, INC. LANDS SITUATED IN LAFOURCHE PARISH, LOUISIANA AND DESCRIBED AS FOLLOWS, TO-WIT:

12.187 acres, more or less, situated in Sections 7 and 18 of Township 20 South, Range 23 East and being more particularly described by metes and bounds as follows:

     Beginning at a point along the intersection of the T-1 RA SUA and the R RA SUA having Lambert coordinates x = 2,372,047.33
     y = 251,372.78
     thence northwest along the T-1 RA SUA N66d11'9"W 107.58' thence S85d06'05"W 286 84'
     thence S44d55'87"W 136.89'
     thence S26d12'00"W 210.64'
     thence S15d03'42"W 311.71'
     thence S10d21'12"W 422.08'
     thence S06d27'01"W 832.00'
     thence S01d58'64"W 632.39'
     thence S00d46'13"E 685.05'
     thence S05d48'02"E 608.05'
     to a point along the intersection of the T-1 RA SUA and the R RA SUA x = 2,371,245.57
     y = 247,982.78
     thence northwest along the R RA SUA N11d 31'18"W 208.06' thence N08d58'24"W 553.30'
     thence N06d37'31"W 526.10'
     thence N02d08'24"E 582.30'
     thence N06d11'81"E 842.83'
     thence N02d19'04"E 420.34'
     thence N09d48'87"E 147.14'
     thence N14d37'15"E 118.85'
     thence N32d16'32"E 112.36'
     thence N52d35'41"E 107.00'
     thence N66d 48'05"E 114.23'
     thence N80d54'35"E 126.59'
     thence S76d30'15"E 128.55'
     thence S65d51'16"E 158.90'
     thence S58d114'46"E 182.87'
     to the Point of Beginning

                                   EXHIBIT A
                                                                   Page 18 of 64


THE NOMENCLATURE FOR THE UNITS MENTIONED IN THE ABOVE METES AND BOUNDS ARE MORE PARTICULARLY DESCRIBED AS FOLLOWS:

R RA SUA ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NO. 340-P-3, DATED OCTOBER 18, 1983, EFFECTIVE AUGUST 30, 1983, RECORDED COB 840, FOLIO -, ENTRY NO. 593064.

T-1 RA SUA ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NO. 340-Q-2, DATED OCTOBER 18, 1983, EFFECTIVE AUGUST 30, 1983, RECORDED COB 840, FOLIO -, ENTRY NO. 593062.

                                   EXHIBIT A
                                                                   Page 19 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

LAFOURCHE REALTY COMPANY, INC. LANDS SITUATED IN LAFOURCHE PARISH, LOUISIANA AND DESCRIBED AS FOLLOWS TO-WIT:

ALL THE LANDS WHICH LIE WITHIN THE R RB SUA UNIT AS ESTABLISHED BY THE LOUISIANA OFFICE OF CONSERVATION ORDER NO. 340-P-3 EFFECTIVE AUGUST 30, 1983, RECORDED IN BOOK 840, ENTRY NO. 593064, LAFOURCHE PARISH, LOUISIANA, BUT LIE OUTSIDE THE T-1 RB SUA UNIT ESTABLISHED BY THE LOUISIANA OFFICE OF CONSERVATION ORDER NO. 340-Q-1, EFFECTIVE JUNE 17, 1981, RECORDED IN BOOK 754, FOLIO 341, ENTRY NO. 551518, LAFOURCHE PARISH, LOUISIANA.

                                  EXHIBIT A
                                                                   Page 20 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

                 01/01/1992
LESSOR       :   LAFOURCHE REALTY COMPANY INC.
LESSEE       :   TOTAL MINATOME CORPORATION
PROSPECT     :   LAKE ENFERMER

LAFOURCHE REALTY COMPANY, INC. LANDS SITUATED IN LAFOURCHE PARISH, LOUISIANA AND DESCRIBED AS FOLLOWS TO-WIT:

TRACT 1:   2.122 acres, more or less, situated in Section 19, Township 20 South,
------- Range 23 East, and being more particularly described by metes and bounds as follows:

Beginning at a point along the intersection of V-3 RD SU A and V 2 RO SU A having Lambert coordinates x = 2,378,160.00
y = 243,410.00
thence Southwest along the V-2 RD SU A S13d23'33"E 215.87
thence S08d06'25"E 263.10
thence S03d10'47"E 180.28
thence S07d07'30"W 241.87' to a point along the intersection of the V-2 RD SU A and the V-3 RD SU A having Lambert coordinates x = 2,378,220.00
y = 242,630.00
thence Northeast along the V-3 RD SU A N00d00'02"E 270.00' thence N06d32'47"W 614.00' to the point of beginning.

TRACT 2:   .458 acres, more or less, situated in Section 20, Township 20 South,
------- Range 23 East, and being more particularly described by metes and bounds as follows:

Beginning at a point along the intersection of the V-3 RD SU A and the V-2 RD SU A having Lambert coordinates x = 2,374,776.92
y = 240,647.10
thence Southwest along the V-3 RD SU A S01d19'34"W 566.03' to the intersection of the V-2 RD SU A and the V-3 RD SU A having Lambert coordinates x = 2,374,763.85
y = 240,082.22
thence Northwestward along the V-2 RD SU A N83'd59'28"W 328.35' to a point having Lambert coordinates x = 2,374,437.31
y = 240,116.89
thence Northeast N02d37'35"W 629.91' to the point of beginning

THE NOMENCLATURE FOR THE UNITS MENTIONED IN THE ABOVE METES AND BOUNDS DESCRIPTION ARE MORE PARTICULARLY DESCRIBED AS FOLLOWS:

V-2 RD SUA ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NO. 340-T-4, DATED JULY 1985, EFFECTIVE MAY 7, 1985, RECORDED COB 918, FOLIO 756, ENTRY NO. 631920, RECORDS LAFOURCHE PARISH, LOUISIANA.

                                   EXHIBIT A
                                                                   Page 21 of 64


V-3 RD SUA ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NO. 340-S-4, DATED JULY 1985, EFFECTIVE MAY 7, 1985, RECORDED COB 918, FOLIO 760, ENTRY NO. 631921, RECORDS LAFOURCHE PARISH, LOUISIANA.

                                   EXHIBIT A
                                                                   Page 22 of 64


     WELL NAME                                      PARISH/STATE
     ---------                                      ------------

Harrison #3 L RA SUA                            Lafourche/Louisiana
Harrison #4 ALT L RA SUA                        Lafourche/Louisiana
Harrison #4 L RA SUA                            Lafourche/Louisiana
Harrison #4D UL RA SUA                          Lafourche/Louisiana
Lafourche Realty Co. #3 0-2 RA                  Lafourche/Louisiana
Lafourche Realty Co. #4 D-1 RA SUA              Lafourche/Louisiana
Lafourche Realty Co. #4D C-2 RA                 Lafourche/Louisiana
Lafourche Realty Co. #7 V-3 SD SEG II           Lafourche/Louisiana
Lafourche Realty Co. #7 V-2 SD SEG II           Lafourche/Louisiana
Lafourche Realty Co. #8 V-4 SD                  Lafourche/Louisiana
Lafourche Realty Co. #8 T-7 RC SUA              Lafourche/Louisiana
Lafourche Realty Co. #8 T-8 SD                  Lafourche/Louisiana

                                   EXHIBIT A
                                                                   Page 23 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001328-001    12/18/1972      12/18/1972          483      510     363827
GROSS ACRES       LESSOR     :    STATE OF LOUISIANA
       200.03500  LESSOR ID  :    6024
                  LESSEE     :    LYNAL EXPLORATION COMPANY
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001535-001    05/13/1974      05/13/1974          514      581     388122
GROSS ACRES       LESSOR     :    STATE OF LOUISIANA
       1.58700    LESSOR ID  :    6301
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                                  ET AL
                  PROSPECT   :    LAKE ENFERMER

     RESERVATION AND EXCEPTION:

     LESS AND EXCEPT THOSE PORTIONS OF THE ABOVE LOUISIANA STATE LEASES TO THE EXTENT THAT SUCH LEASES ARE SITUATED WITHIN THE SURFACE BOUNDARIES OF THE UPPER L SAND, RESERVOIR A, IN THE LAKE ENFERMER FIELD, LAFOURCHE PARISH, LOUISIANA, AS ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NUMBER 340-K DATED MARCH 4, 1976, EFFECTIVE MARCH 1, 1976 RECORDED IN COB 560, FOLIO 83__ UNDER ENTRY NO. 421706.

                                   EXHIBIT A
                                                                   Page 24 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002707-001    11/19/1979      11/19/1979          685      663     511082
GROSS ACRES       LESSOR     :    STATE OF LOUISIANA
       110.29500  LESSOR ID  :    8403
                  LESSEE     :    S W PLAUCHE' III
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001156-001    09/25/1972      09/25/1972          508      249     383445
GROSS ACRES       LESSOR     :    WILLIAM H HARRISON, ET AL
       82.44000   LESSOR ID  :
                  LESSEE     :    LYNAL EXPLORATION COMPANY
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001441-001    08/30/1972      08/30/1972          554      533     416550
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       64.99600   LESSOR ID  :
                  LESSEE     :    ROBERT A CHENOWETH
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003274-001    04/15/1984      04/15/1984          873      488     610333
GROSS ACRES       LESSOR     :    RICHARD JOSEPH HARRISON
       13.02525   LESSOR ID  :
                  LESSEE     :    KENNETH SAVAGE
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003274-002    04/15/1984      04/15/1984          873      440     610329
GROSS ACRES       LESSOR     :    SHIRLEY HARRISON HYDE
       13.02525   LESSOR ID  :
                  LESSEE     :    KENNETH SAVAGE
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 25 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003274-003    04/15/1984      04/15/1984          873      464     610331
GROSS ACRES       LESSOR     :    KATHERINE LORETTA HARRISON
       13.02525   LESSOR ID  :
                  LESSEE     :    KENNETH SAVAGE
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003274-004    04/15/1984      04/15/1984          873      476     610332
GROSS ACRES       LESSOR     :    LYDIA HARRISON RYAN
       13.02525   LESSOR ID  :
                  LESSEE     :    KENNETH SAVAGE
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003274-005    04/15/1984      04/15/1984          873      452     610330
GROSS ACRES       LESSOR     :    THE WILLIAM HARRISON JR FAMILY
                                  PROJECT
       13.02525   LESSOR ID  :
                  LESSEE     :    KENNETH SAVAGE
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0005936-001    04/01/1986      04/01/1986          949      196     648110
GROSS ACRES       LESSOR     :    LYDIA HARRISON RYAN
       2.48700    LESSOR ID  :
                  LESSEE     :    KENNETH SAVAGE
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 26 of 64

                               COVERING LANDS IN
                     LAFOURCHE PARISH, STATE OF LOUISIANA

================================================================================

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0005936-002    04/01/1986      04/01/1986          949      184     648109
GROSS ACRES       LESSOR     :    THE WILLIAM HARRISON JR FAMILY
                                  PROJECT A PTNSHP
       2.48700    LESSOR ID  :
                  LESSEE     :    KENNETH SAVABE
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0005936-003    04/01/1986      04/01/1986          949      172     648108
GROSS ACRES       LESSOR     :    SHIRLEY HARRISON HYDE
       2.48700    LESSOR ID  :
                  LESSEE     :    KENNETH SAVAGE
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0005936-004    04/01/1986      04/01/1986          949      148     648106
GROSS ACRES       LESSOR     :    RICHARD JOSEPH HARRISON
       2.48700    LESSOR ID  :
                  LESSEE     :    KENNETH SAVAGE
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0005936-005    04/01/1986      04/01/1986          949      160     648107
GROSS ACRES       LESSOR     :    KATHERINE LORETTA HARRISON
       2.48700    LESSOR ID  :
                  LESSEE     :    KENNETH SAVAGE
                  PROSPECT   :    LAKE ENFERMER

     RESERVATION AND EXCEPTION:

     LESS AND EXCEPT THOSE PORTIONS OF THE ABOVE LOUISIANA STATE LEASES TO THE EXTENT THAT SUCH LEASES ARE SITUATED WITHIN THE SURFACE BOUNDARIES OF THE UPPER L SAND, RESERVOIR A, IN THE LAKE ENFERMER FIELD, LAFOURCHE PARISH, LOUISIANA, AS ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NUMBER 340-K DATED MARCH 4, 1976, EFFECTIVE MARCH 1, 1976 RECORDED IN COB 560, FOLIO 830 UNDER ENTRY NO. 421706.

                                   EXHIBIT A
                                                                   Page 27 of 64


     WELL NAME                                            PARISH/STATE
     ---------                                            ------------

Harrison #2 I RA SUA                                   Lafourche/Louisiana
Harrison #2D H RA                                      Lafourche/Louisiana
Harrison #5 H RC (well bore only)                      Lafourche/Louisiana
Harrison #6 ALT L-1 SD                                 Lafourche/Louisiana
Harrison #6 H-1 RB                                     Lafourche/Louisiana
Harrison #6 G-1 RA SUA                                 Lafourche/Louisiana
Harrison #6 H RA                                       Lafourche/Louisiana
Harrison #6D K SD                                      Lafourche/Louisiana
Lafourche Realty Co. #1 O RA                           Lafourche/Louisiana
Lafourche Realty Co. #1 M RA                           Lafourche/Louisiana
Lafourche Realty Co. #1 I RA SUA                       Lafourche/Louisiana
Lafourche Realty Co. #1D N RA                          Lafourche/Louisiana
Lafourche Realty Co. #2 H RB (well bore only)          Lafourche/Louisiana
Lafourche Realty Co. #2 ALT H-1 RA                     Lafourche/Louisiana
Lafourche Realty Co. #5 C-3 RA SUA (well bore only)    Lafourche/Louisiana
Lafourche Realty Co. #5 B RA (well bore only)          Lafourche/Louisiana
Lafourche Realty Co. #6 J SD (well bore only)          Lafourche/Louisiana

                                   EXHIBIT A
                                                                   Page 28 of 64

                                     UNITS
                                     -----


1. T-1 RB SUA as created by Louisiana Office of Conservation Order No. 340-Q-1 effective June 17, 1981;

2. R RA SU A as revised by Louisiana Office of Conservation Order No. 340-P-3 effective August 30, 1983;

3. T-7 RC SUA as created by Louisiana Office of Conservation Order No. 340-W effective August 30, 1983;

4. V-2 RD SUA as created by Louisiana Office of Conservation Order No. 340-T-4 effective May 7, 1985;

5. R RB SU A as revised by Louisiana Office of Conservation Order No. 340-P-3 effective August 30, 1983;

6. Cib Carst RB SUA as created by Louisiana Office of Conservation Order No. 340-U-1 effective October 23, 1984;

7. L RA SUA as revised by Louisiana Office of Conservation Order No. 340-F-1 effective March 1, 1976;

8. T-1 RA SUA as revised by Louisiana Office of Conservation Order No. 340-Q-2 effective August 30, 1983;

9. H RA SUA as created by Louisiana Office of Conservation Order No. 340-A effective May 9, 1974;

10. I RA SUA as created by Louisiana Office of Conservation Order No. 340-B effective May 9, 1974.

                                   EXHIBIT A
                                                                   Page 29 of 64


                                        WORKING             NET REVENUE
EXHIBIT "A" & "A-2" WELLS               INTEREST             INTEREST
-------------------------               --------            -----------

#2 CLOW T-1 RB SUA                      .5964447             .4407330
#B-2d LAFOURCHE REALTY R RA SUA         .5664751             .4274966
#6-D HARRISON G
#2 CLOW T-1 UPPER                       .5654470             .4217100
#8 LAFOURCHE T-7 RC SUA                 .8620380             .6165744
#A-2 LAFOURCHE V-2                      .5352910             .4000000
#6-D H.C. MCNEIL R-RB SUA               .5979900             .4471250
#6-D HARRISON F
GRAHAM #8 LAFOURCHE CIB CARST           .0151260             .0121648
#6-D MCNEIL R HIGHER                    .5979900             .4471250


                                        WORKING             NET REVENUE
EXHIBIT "A" & "A-2" WELLS               INTEREST             INTEREST
-------------------------               --------            -----------

#3 HARRISON L RA SUA                    .733750              .5466550
#4 HARRISON L RA SUA                    .733750              .5466550

                                   EXHIBIT A
                                                                   Page 30 of 64

                    OIL, GAS AND MINERAL LEASES - LAFOURCHE
             CROSSING FIELD PROSPECT, LAFOURCHE PARISH, LOUISIANA


                                                              CONVEYANCE RECORDS
                                                                    OF LAFOURCHE
                                                               PARISH, LOUISIANA

LESSOR                                                  LEASE DATE    ENTRY NO.

Dixon H. Cain, et ux                                      04/01/89     697209
American Cancer Society, Louisiana Division, Inc.         04/01/89     700119
Roland von Kurnatowski                                    04/01/89     700120
Evelyn von Kurnatowski Benham                             04/01/89     700121
Clarence C. Clifton, Jr., et al                           04/01/89     700122
Mary Cobb Black                                           04/06/89     700123
Ethel L. McDermott, et als                                04/01/89     700124
Jean D. Babel, et vir                                     04/01/89     700125
Margaret D. Hunter, et vir                                04/01/89     700126
Louise Ash Smaizys                                        04/01/89     700127
B. William Payne, et als                                  04/01/89     700128
Clara Louise Hagge, et vir                                04/01/89     700129
W. Ridley Wheeler Estate                                  04/01/89     700130
Mary Jane Brown Courtney                                  04/27/89     700131
Lois Plummer Wachter                                      04/01/89     700132
B. Wendell Phillips, et ux                                04/01/89     700133
Viola Shenk Branton                                       04/01/89     700134
Judy Branton Wilkins                                      04/01/89     700135
Paul Shenk, Jr.                                           04/01/89     700136
May Ayo Peltier, et als                                   04/01/89     700137
Emilio Alfredo Martinez, et als                           04/01/89     700138
Nora Martinez Oliver                                      04/01/89     700139
Maria Martinez Bussmann                                   04/01/89     700140
First National Bank of Commerce, as Agent &
 Atty-in-Fact for Berta Paulina Contreras,
 Elvira Maria Contreras, and Maria de
 Los Angeles Contreras                                    04/01/89     700141
Donald G. Robichaux, et ux                                04/01/89     700142
Donald G. Robichaux, et ux                                04/14/89     700143
Donald G. Robichaux, et ux                                04/01/89     700144
Lynn P. Thibodeaux, et ux                                 05/10/89     700145
Algy Irvin, Sr., et ux                                    05/10/89     700146
Emilio Alfredo Martinez, et als                           04/01/89     700147
Nora Martinez Oliver                                      04/01/89     700148
Maria Martinez Bussman                                    04/01/89     700149
First National Bank of Commerce, as Agent &
 Atty-in-Fact for Berta Paulina Contreras,
 Elvira Maria Contreras, and Maria de
 Los Angeles Contreras                                    04/01/89     700150
Francis Dugas, et als                                     04/01/89     700151
Donald G. Robichaux, et ux                                04/01/89     700152
Emily Baudoin Eroche, et als                              04/01/89     700152
May Ayo Peltier, et als                                   04/01/89     700154
Hubert L. Brown, Jr.                                      06/23/89     700715

                                   EXHIBIT A
                                                                   Page 31 of 64


                                                              CONVEYANCE RECORDS
                                                                    OF LAFOURCHE
                                                               PARISH, LOUISIANA


LESSOR                                                 LEASE DATE    ENTRY NO.

American Cancer Society, Louisiana Division, Inc.        03/15/84     603761
Louise Ash Smaizys                                       03/30/84     603762
Evelyn von Kurnatowski Benham                            03/30/84     603763
W. Ridley Wheeler Estate                                 03/30/84     604533
Clarence C. Clifton, Jr., et al                          03/30/84     604532
Roland von Kurnatowski                                   03/30/84     604534
Paul Shenk, Jr.                                          03/30/84     609218
Truman Branton                                           03/30/84     609220
B. Wendell Phillips, et ux                               03/30/84     609436
Clarebelle Housh                                         03/30/84     609219
Ethel L. McDermott, et als                               03/30/84     609221
Hibernia National Bank of New Orleans, Trustee for       04/13/84     609222
 Mireille Leibreton Cobb and Trustee for Mireille
 Lebreton Cobb and Mary Cobb Black
Lois Plummer Wachter                                     03/30/84     611323
Emilio Alfredo Martinez, et als                          01/01/84     603754
Dixon H. Cain, et ux                                     02/01/84     603769
Donald G. Robichaux, et ux                               02/01/84     603755
May Ayo Peltier, et als                                  02/01/84     603760
David J. Robichaux, et ux                                04/26/84     604581
Succession of Lupita Echeverria Martinez                 07/01/84     613853
Mary Jane Brown Courtney                                 01/01/85     624879
Hubert L. Brown, Jr.                                     02/15/85     625253
B. William Payne, et als                                 12/01/84     625254
Frances G. Thompson, et al                               12/01/84     625252
Clara Louise Hagge, et vir                               12/01/84     631753


     The above described leases INSOFAR AND ONLY INSOFAR as they cover the following described property:

     That portion of the Brock Exploration Corporation, 10,180' RB SU A, L. Martinez No. 1, created by Conservation Department Order No. 63-J-1, effective June 25, 1985, recorded under Entry No. 631793, records of Lafourche Parish, Louisiana, falling within the Germany Operating Company, 9,630' RA SU A, Matherne No. 1, created by Conservation Department Order No. 63-L, effective January 10, 1989, recorded under Entry No. 693985, records of Lafourche Parish, Louisiana, INSOFAR AND ONLY INSOFAR as the depth below the productive 9,630' zone, is concerned, and limited to one hundred feet (100') below the deepest producing horizon on or before April 1, 1990. There is also expected herefrom, any and all production derived from the above mentioned Germany Operating Company, 9,630' RA SU A Matherne No. 1 Unit.

     The above described tract contains approximately 5,337 acres, more or less.

                                   EXHIBIT A
                                                                   Page 32 of 64


                                                              CONVEYANCE RECORDS
                                                                    OF LAFOURCHE
                                                               PARISH, LOUISIANA


LESSOR                                                 LEASE DATE    ENTRY NO.

Sadie Fagot Peter, et als                                04/15/84     609215
A.G. Fagot                                               04/15/84     609216
Robert Fagot                                             04/15/84     609217
Wilfred C. Fagot                                         04/15/84     610888
Caryl C. Fagot, et als                                   11/01/85     641119


     INSOFAR AND ONLY INSOFAR as the above leases covering the following described property:

TRACT NO. 1:  A certain tract of land situated in Sections 133 and 134, Township
-----------   15 South, Range 17 East, Lafourche Parish, Louisiana, being more particularly described as follows: Beginning at the Northeast corner of Section 133 having Lambert Plane Coordinates
              X=2,185,757.27 and Y=389,661.91 go S1327'14"W along East line of section approximately 330', more or less, to the point of beginning, thence S1327; 14" W 4,000' along East line of Section
              133 to a point being the Southeast corner of said tract; thence at a right angle West-Northwest 1,600' to a point being the Southwest corner of said tract; thence N1322'40"E 4,000' to a point being the Northwest corner of said tract; thence East-Southeast 1,600' at an angle and bearing common to the South line of said tract to the point of beginning estimated to contain 146 acres, more or less. LESS AND EXCEPT: Approximately 18.5 acres, more or less, within the 9,630' RA SUA, Matherne No. 1, created by Department of
              Conservation Order No. 63-L, effective January 13, 1989, recorded under Entry No. 693985, records of Lafourche Parish, Louisiana.

The above described tract of land contains 127.5 acres, more or less.

TRACT NO. 2:  That portion of the Brock Exploration Corporation, 10,180' RB SU
-----------   A, L. Martinez No. 1, created by Conservation Department Order No.
              63-J-1, effective June 25, 1985, recorded under Entry No. 631793, records of Lafourche Parish, Louisiana, falling within the Germany
              Operating Company, 9630' RA SU A, Matherne No. 1, created by
              Conservation Department Order No. 63-L, effective January 10,
              1989, recorded under Entry No. 693985, records of Lafourche
              Parish, Louisiana, INSOFAR AND ONLY INSOFAR as the depth below the productive 9630' zone, is concerned.

There is expressly excepted herefrom, any and all production derived from the above mentioned Germany Operating Company, 9630' RA SU A, Matherne No. 1 Unit.

The hereinabove described tract contains approximately 5.337 acres, more or less.

                                   EXHIBIT A
                                                                   Page 33 of 64


                                                              CONVEYANCE RECORDS
                                                                    OF LAFOURCHE
                                                               PARISH, LOUISIANA


LESSOR                                                 LEASE DATE    ENTRY NO.

Thompson Limited                                         08/01/89     702764
The Azby Fund, et al                                     08/25/89     702765
David J. Robichaux, Jr., et ux                           08/01/89     705190
David J. Robichaux, Jr., et ux                           08/01/89     705191
David J. Robichaux, Jr., et ux                           08/01/90     705189


     INSOFAR AND ONLY INSOFAR AS TO THAT PORTION OF ALL OF THE OIL, GAS AND MINERAL LEASES DESCRIBED ABOVE ARE INCLUDED WITHIN THE 9,850' RB SU A CREATED BY THE LOUISIANA OFFICE OF CONSERVATION ORDER 63-E-1, RECORDED IN CONVEYANCE BOOK 1077, FOLIO 114, ENTRY NO. 710980, THE SURVEY PLAT OF SUCH UNIT BEING RECORDED IN CONVEYANCE BOOK 1082, FOLIO 529, ENTRY NO. 713460, ALL IN THE RECORDS OF LAFOURCHE PARISH, LOUISIANA AND INSOFAR AND ONLY INSOFAR AS THESE OIL, GAS AND MINERAL LEASES COVER THE RIGHTS DOWN TO THE DEPTH OF 10,002 FEET BELOW THE SURFACE OF THE EARTH.

     FORMAN PETROLEUM CORPORATION'S INTEREST:

          UNIT OPERATING INTEREST        15.000000%
          UNIT REVENUE INTEREST          11.313022%

                                   EXHIBIT A
                                                                   Page 34 of 64

                                  EXHIBIT "A"
                                      TO
                                ACT OF MORTGAGE
                         FORMAN PETROLEUM CORPORATION
                                      TO
            JOINT ENERGY DEVELOPMENT INTERESTS LIMITED PARTNERSHIP


1. The following Exhibit "A" consists of Pages Nos. 1 through ___, inclusive.

2. The recording references in Exhibit "A", Pages 1-44 are the Conveyance Records of LaFourche Parish, Louisiana.

3. The recording references in Page 59 of Exhibit "A" are to the records of Terrebonne Parish, Louisiana.

                                   EXHIBIT A
                                                                   Page 35 of 64

                                                                                            RECORDED
LESSOR                                               LESSEE                 DATED        COB       PAGE      ENTRY #
Robert J. Newell                           Total Minatome Corporation      07/15/92      1151       608       741660
Ruth Holliston Sanders                     Total Minatome Corporation      07/15/92      1152       335       741865
Donna J. Wichser                           Total Minatome Corporation      07/15/92      1155        58       742881
Marjorie Reynolds                          Total Minatome Corporation      07/15/92      1156       444       743501
Thomas Potter                              Total Minatome Corporation      07/15/92      1156       453       743506
Thomas L. Fassett                          Total Minatome Corporation      07/15/92      1158       268       744471
Willard Fassett                            Total Minatome Corporation      07/15/92      1158       264       744470
Richard Fassett                            Total Minatome Corporation      07/15/92      1158       260       744469
The Adrienne F. Faber Trust                Total Minatome Corporation      07/15/92      1158       256       744468
L. Penfield Faber                          Total Minatome Corporation      07/15/92      1158       252       744467
Janice Doty Hall                           Total Minatome Corporation      07/15/92      1152       331       741864
Karl Gehlmann                              Total Minatome Corporation      07/15/92      1152       339       741866
Donald R. Doty                             Total Minatome Corporation      07/15/92      1156       449       743505
Paul A. Doty III and Donald J. Doty        Total Minatome Corporation      07/15/92      1156       549       743565
Roxann F. Rhea                             Total Minatome Corporation      07/15/92      1156       680       743653
The Ellen Lucy McHugh Trust                Total Minatome Corporation      07/15/92      1151       746       741711
June R. Claus                              Total Minatome Corporation      07/15/92      1167       368       748541
LaFourche Realty Company, Inc.             Total Minatome Corporation      01/01/92      1179                 754010
LaFourche Realty Company, Inc.             Total Minatome Corporation      01/01/92      1179                 754011

That certain Operating Agreement providing a Carried Interest to State effective January 11, 1978 between the State Mineral Board, for and on behalf of the State of Louisiana, and Texas Gas Exploration Corporation, Lynal Exploration Company, Tesoro Petroleum Corporation, Samedan Oil Corporation, Oppenheimer Oil & Gas, Inc., McMoRan Exploration Co. and Natomas Exploration, Inc., referred to collectively as Operator, recorded in the Conveyance Records of Lafourche Parish, Louisiana on January 19, 1978, in Book 616 under Entry Nos. 463367, 463368, 463369, 463370, 463371, 463372, and 463373.


LESSOR                                           LESSEE                     DATED        COB     FOLIO   ENTRY #

 1.  LAFOURCHE REALTY COMPANY              FORMAN PETROLEUM CORPORATION  SEPT. 1, 1993   1179            754012
 2.  LAFOURCHE REALTY COMPANY              FORMAN PETROLEUM CORPORATION  SEPT. 5, 1993   1179            754013
 3.  LAFOURCHE REALTY CO., INC.            TOTAL MINATOME CORPORATION    JAN. 1, 1992    1179            754010
 4.  LAFOURCHE REALTY CO., INC.            TOTAL MINATOME CORPORATION    JAN. 1, 1992    1179            754011
 5.  DONNA J. WICHSER                      TOTAL MINATOME CORPORATION    JULY 15, 1992   1155     58     742881
 6.  MARJORIE REYNOLDS                     TOTAL MINATOME CORPORATION    JULY 15, 1992   1156    444     743501
 7.  THOMAS POTTER                         TOTAL MINATOME CORPORATION    JULY 15, 1992   1156    453     743506
 8.  ADRIENNE F. FABER TRUST, THE, U/W     TOTAL MINATOME CORPORATION    JULY 15, 1992   1158    256     744468
 9.  JUNE R. CLAUS                         TOTAL MINATOME CORPORATION    JULY 15, 1992   1167    368     748541
10.  L. PENFIELD FABER                     TOTAL MINATOME CORPORATION    JULY 15, 1992   1158    252     744467
11.  THOMAS L. FASSETT                     TOTAL MINATOME CORPORATION    JULY 15, 1992   1158    268     744471
12.  WILLARD FASSETT                       TOTAL MINATOME CORPORATION    JULY 15, 1992   1158    264     744470
13.  RICHARD FASSETT                       TOTAL MINATOME CORPORATION    JULY 15, 1992   1158    260     744469
14.  PAUL A. DOTY, III, ET AL              TOTAL MINATOME CORPORATION    JULY 15, 1992   1156    549     743565
15.  DONALD R. DOTY                        TOTAL MINATOME CORPORATION    JULY 15, 1992   1156    449     743505
16.  ROXANN F. RHEA                        TOTAL MINATOME CORPORATION    JULY 15, 1992   1156    680     743653
17.  SHIRLEY HARRISON HYDE, ET AL          FORMAN PETROLEUM CORPORATION  JAN. 1, 1993    1170            750093
18.  WILLIAM HARRISON, ET AL               FORMAN PETROLEUM CORPORATION  JAN. 1, 1993    1170            750092
19.  PATRICK J. HARRISON ESTATE            FORMAN PETROLEUM CORPORATION  JAN. 1, 1993    1173            751174
20.  GLORIA K. FERRERA, ET AL              FORMAN PETROLEUM CORPORATION  JAN. 1, 1993    1170            750091
21.  ANN V. PENMAN REVOCABLE TRUST,
      THE, ET AL                           FORMAN PETROLEUM CORPORATION  JULY 15, 1993   1173    241     751233
22.  THE ALLEN COMPANY                     FORMAN PETROLEUM CORPORATION  MARCH 1, 1993   1171            750581
23.  LAFOURCHE REALTY COMPANY, INC.        FORMAN PETROLEUM CORPORATION  OCT. 1, 1993    1189    348     757789

                                  EXHIBIT A
                                                                   Page 36 of 64


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001156-001    09/25/1972      09/25/1972          508      249     383445
GROSS ACRES       LESSOR     :    WILLIAM H. HARRISON, ET AL
       82.44000   LESSOR ID  :
                  LESSEE     :    LYNAL EXPLORATION COMPANY
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001441-001    08/30/1972      08/30/1972          554      533     416550
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       64.99600   LESSOR ID  :
                  LESSEE     :    ROBERT A. CHENOWETH
                  PROSPECT   :    LAKE ENFERMER


RESERVATION AND EXCEPTION:

LESS AND EXCEPT THOSE PORTIONS OF THE ABOVE LEASES TO THE EXTENT THAT SUCH LEASES ARE SITUATED WITHIN THE SURFACE BOUNDARIES OF THE H SAND, RESERVOIR A, IN THE LAKE ENFERMER FIELD, LAFOURCHE PARISH, LOUISIANA, AS ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NUMBER 340-A DATED JUNE 4, 1974, EFFECTIVE MAY 9, 1974 RECORDED IN COB 518, FOLIO 116 UNDER ENTRY NO. 390___ AND

LESS AND EXCEPT THOSE PORTIONS OF THE ABOVE LEASES TO THE EXTENT THAT SUCH LEASES ARE SITUATED WITHIN THE SURFACE BOUNDARIES OF THE I RA SUA RESERVOIR A, IN THE LAKE ENFERMER FIELD, LAFOURCHE PARISH, LOUISIANA, AS ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NUMBER 340-B DATED JUNE 4, 1974, EFFECTIVE MAY 9, 1974 RECORDED IN COB 518, FOLIO 116 UNDER ENTRY NO. 390258.


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001441-001    08/30/1972      08/30/1972          554      533     416550
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       64.99600   LESSOR ID  :
                  LESSEE     :    ROBERT A. CHENOWETH
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0001538-001    11/24/1973      11/24/1973          506      250     382127
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       0.48200    LESSOR ID  :
                  LESSEE     :    LYNAL EXPLORATION COMPANY
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 37 of 64

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002032-001    08/30/1980      08/30/1980          711      616     527528
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY
       20.62600   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002332-001    11/26/1978      11/26/1978          642      626     480876
GROSS ACRES       LESSOR     :    HAROLD J POTTER ET AL
       20.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002332-002    11/26/1978      11/26/1978          642      630     480877
GROSS ACRES       LESSOR     :    ROBERT J NEWELL
       20.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002332-003    11/26/1978      11/26/1978          642      634     480878
GROSS ACRES       LESSOR     :    DONNA NEWELL WICHSER
       20.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002333-001    02/06/1979      02/06/1979          642      618     480874
GROSS ACRES       LESSOR     :    HUGH C MCNEIL, ET AL
       20.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 38 of 64

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002333-002    01/17/1979      01/17/1979          642      622     480875
GROSS ACRES       LESSOR     :    GRACE WELD COLBY, ET AL
       20.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002367-001    11/21/1978      11/21/1978          642      602     480870
GROSS ACRES       LESSOR     :    ADRIENNE F FABER
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002367-002    11/21/1978      11/21/1978          642      606     480871
GROSS ACRES       LESSOR     :    JUNE R CLAUSE
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002367-003    11/25/1978      11/25/1978          642      610     480872
GROSS ACRES       LESSOR     :    DR L PENFIELD FABER
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002367-004    11/21/1978      11/21/1978          642      614     480873
GROSS ACRES       LESSOR     :    THOMAS L. FASSETT ET AL
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 39 of 64


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002536-001    11/27/1978      11/27/1978          645        1     482083
GROSS ACRES       LESSOR     :    PAUL A DOTY
       32.43100   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002536-002    11/27/1978      11/27/1978          645       17     482087
GROSS ACRES       LESSOR     :    MARIAN DOTY GEHLMANN
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002536-003    11/27/1978      11/27/1978          645       13     482086
GROSS ACRES       LESSOR     :    DONALD R. DOTY
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002536-004    11/27/1978      11/27/1978          645        5     482084
GROSS ACRES       LESSOR     :    HELEN G DOTY ET AL
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0002536-005    11/27/1978      11/27/1978          645        9     482085
GROSS ACRES       LESSOR     :    ROXANN F RHEA
       80.00000   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 40 of 64


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003265-001    11/24/1982      11/24/1982          798       65     573212
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
       37.00700   LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0003267-001    06/10/1982      06/10/1982          782      801     566560
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
       1.92200    LESSOR ID  :
                  LESSEE     :    TEXAS GAS EXPLORATION CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0006385-001    11/01/1986      11/01/1986          990      446     669883
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
       39.48900   LESSOR ID  :
                  LESSEE     :    CSX OIL & GAS CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-0006413-001    02/01/1987      02/01/1987          992      538     670646
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
       1.47700    LESSOR ID  :
                  LESSEE     :    CSX OIL & GAS CORPORATION
                  PROSPECT  :     LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-5240702-001    07/15/1992      07/15/1992         1151      608     741660
GROSS ACRES       LESSOR     :    ROBERT J NEWELL
       20.00000   LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 41 of 64


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-5240702-002    07/15/1992      07/15/1992         1152      335     741865
GROSS ACRES       LESSOR     :    RUTH HOLLISTON SANDERS
       20.00000   LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-5240708-001    07/15/1992      07/15/1992         1151      746     741711
GROSS ACRES       LESSOR     :    THE ELLEN LUCY MCHUGH TRUST
       20.00000   LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-5240709-001    07/15/1992      07/15/1992         1152      331     741864
GROSS ACRES       LESSOR     :    JANICE DOTY HALL
       80.00000   LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

01-5240709-002    07/15/1992      07/15/1992         1152      339     741866
GROSS ACRES       LESSOR     :    KARL GEHLMANN
       80.00000   LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER


                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

                  01-01/1992
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
                  LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER

LAFOURCHE REALTY COMPANY, INC. LANDS SITUATED IN LAFOURCHE PARISH, LOUISIANA AND DESCRIBED AS FOLLOWS TO-WIT:

12.157 acres, more or less, situated in Sections 7 and 18 of Township 20 South, Range 23 East and being more particularly described by metes and bounds as follows:

                                   EXHIBIT A
                                                                   Page 42 of 64


Beginning at a point along the intersection of the T-1 RA SUA and the R RA SUA having Lambert coordinates as
x = 2,372,047.33
y = 251,372.76
thence northwest along the T-1 RA SUA N86d 11'9"W  107.58'
thence S85d36'05"W         286.84'
thence S64d55'57"W         136.89'
thence S26d12'00"W         210.64'
thence S15d03'42"W         311.71'
thence S10d21'12"W         422.88'
thence S06d27'01"W         632.00'
thence S01d55'54"W         682.39'
thence S00d46'13"E         595.05'
thence S05d49'02"E         508.85'
to a point along the intersection of the T-1 RA SUA
and the R RA SUA
x = 2,371,245.57
y = 247,982.76
thence northwest along the R RA SUA N11d31'18"W    208.05'
thence N09d59'24"W         553.39'
thence N05d07'31"W         526.10'
thence N02d08'24"E         562.39'
thence N06d11'51"E         842.93'
thence N02d19'04"E         420.34'
thence N09d46'57"E         147 14'
thence N14d37'15"E         118 85'
thence N32d16'32"E         112 36'
thence N52d35'41"E         107 00'
thence N66d48'05"E         114 23'
thence N80d54'35"E         126 59'
thence S76d30'15"E         128.55'
thence S65d51'16"E         158 90'
thence S59d14'45"E         182 87'
to the Point of Beginning

THE NOMENCLATURE FOR THE UNITS MENTIONED IN THE ABOVE METES AND BOUNDS ARE MORE PARTICULARLY DESCRIBED AS FOLLOWS:

R RA SUA ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NO. 340-P-3, DATED OCTOBER 18, 1983, EFFECTIVE AUGUST 30, 1983, RECORDED COB 840, FOLIO - , ENTRY NO. 593064.

T-1 RA SUA ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NO. 340-Q-2, DATED OCTOBER 18, 1983, EFFECTIVE AUGUST 30, 1983, RECORDED COB 840, FOLIO - , ENTRY NO. 593062.

                                   EFFECTIVE             CURRENT RECORDING
 PROPERTY NO     LEASE DATE          DATE            BOOK     PAGE      ENTRY

                  01/01/1992
GROSS ACRES       LESSOR     :    LAFOURCHE REALTY COMPANY INC
                  LESSOR ID  :
                  LESSEE     :    TOTAL MINATOME CORPORATION
                  PROSPECT   :    LAKE ENFERMER

                                   EXHIBIT A
                                                                   Page 43 of 64


LAFOURCHE REALTY COMPANY, INC. LANDS SITUATED IN LAFOURCHE PARISH, LOUISIANA AND DESCRIBED AS FOLLOWS TO-WIT:

TRACT 1:   2.122 acres, more or less, situated in Section 19, Township 20 South,
------- Range 23 East, and being more particularly described by metes and bounds as follows:

Beginning at a point along the Intersection of V-3 RD SU A and
V 2 RD SU A having Lambert coordinates
x = 2,378,150.00
y = 243,410.00
thence Southwest along the V-2 RD SU A S13d23'33"E    215.87
thence S09d05'25"E                              253.18
thence S03d10'47"E                              180.28
thence S07d07'30"W                              241.87" to a point along the
intersection of the V-2 RD SU A and the V-3 RD SU A having Lambert coordinates x = 2,378,220.00
y = 242,530.00
thence Northeast along the V-3 RD SU A N00d00'02"E    270.00'
thence N06d32'47"W  614.00' to the point of beginning.

TRACT 2:   .459 acres, more or less, situated in Section 20, Township 20 South,
------- Range 23 East, and being more particularly described by metes and bounds as follows:

Beginning at a point along the Intersection of the V-3 RD SU A and the V-2 RD SU A having Lambert coordinates
x = 2,374,776.92
y = 240,647.10
thence Southwest along the V-3 RD SU A S01d19'34"W    565.03' to the
Intersection
of the V-2 RD SU A and the V-3 RD SU A having Lambert coordinates x = 2,374,763.85
y = 240,082.22
thence Northwestward along the V-2 RD SU A N83d59'28"W 328.35' to a point having Lambert coordinates x = 2,374,437.31
y = 240,118.59
thence Northeast N32d37'35"W  029 91' to the point of beginning

     THE NOMENCLATURE FOR THE UNITS MENTIONED IN THE ABOVE METES AND BOUNDS DESCRIPTION ARE MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     V-2 RD SUA ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NO. 340-T-4, DATED JULY 1, 1985, EFFECTIVE MAY 7, 1985, RECORDED COB 918, FOLIO 756, ENTRY NO. 631920, RECORDS OF LAFOURCHE PARISH, LOUISIANA.

     V-2 RD SUA ESTABLISHED BY LOUISIANA OFFICE OF CONSERVATION ORDER NO. 340-S-4, DATED JULY 1, 1985, EFFECTIVE MAY 7, 1985, RECORDED COB 918, FOLIO 760, ENTRY NO. 631921, RECORDS OF LAFOURCHE PARISH, LOUISIANA.

                                   EXHIBIT A
                                                                   Page 44 of 64


Contract No. 136
----------------

  Farmout Agreement dated April 10, 1973, between Lynal Exploration Company, Samedan Oil Corporation, Tesoro Petroleum Corporation and Oppenheimer Oil and Gas, Inc., as Farmors, and Texas Gas Exploration Corporation, as Farmee, covering certain lands and leases in Lafourche Parish, Louisiana.

Contract No.137
---------------

  Joint Operating Agreement dated December 14, 1973, between Texas Gas Exploration Corporation, as Operator, and Lynal Exploration Company, Tesoro Petroleum Corporation, Samedan Oil Corporation and Oppenheimer Oil & Gas, Inc. as Non-Operators; a declaration and notice of same having been recorded in the Conveyance Records of Lafourche Parish, Louisiana on November 15, 1976, in Book 579, at Folio 138, under Entry No. 435086.

Contract No.138
---------------

  Unit Operating Agreement dated May 9, 1974, between Texas Gas Exploration Corporation, as Operator, and Lynal Exploration Company, Tesoro Petroleum Corporation, Samedan Oil Corporation, Oppenheimer Oil & Gas, Inc., and Petro-Lewis Corporation, as Non-Operators, covering the operation of the "I" RA SU A, established by Louisiana Department of Conservation Order No. 340-B, effective May 9, 1974; a declaration and notice of said Agreement having been recorded in the Conveyance Records of Lafourche Parish, Louisiana on November 15, 1976, in Book 579, at Folio 144, under Entry No. 435087.

Contract No.139
---------------

  Unit Operating Agreement dated August 14, 1974, between Texas Gas Exploration Corporation, as Operator, and Lynal Exploration Company, Tesoro Petroleum Corporation, Samedan Oil Corporation, Oppenheimer Oil & Gas, Inc., and Petro-Lewis Corporation, as Non-Operators, covering the operation of the "H" RB SU A, established by Louisiana Department of Conservation Order No. 340-A-1, effective August 14, 1974; a declaration and notice of said Agreement having been recorded in the Conveyance Records of Lafourche Parish, Louisiana on November 15, 1976, in Book 579, at Folio 146, under Entry No. 435088.

Contract No.140
---------------

  Unit Operating Agreement dated June 17, 1975 between Texas Gas Exploration Corporation, as Operator, and Lynal Exploration Company, Tesoro Petroleum Corporation, Samedan Oil Corporation, Oppenheimer Oil & Gas, Inc., and Petro-Lewis Corporation, as Non-Operators, covering the operation of the "J" RA SU A, established by Louisiana Department of Conservation Order No. 340-H, effective June 17, 1975; a declaration and notice of said Agreement having been recorded in the Conveyance Records of Lafourche Parish, Louisiana on April 4, 1977, in Book 591, at Folio 393 under Entry No. 443618.

Contract No. 141
----------------

  Farmout Agreement dated February 13, 1976, as amended, between McMoRan Exploration Company and Texas Gas Exploration Corporation, covering certain lands and leases in Lafourche Parish, Louisiana.

                                   EXHIBIT A
                                                                   Page 45 of 64


Contract No.142
---------------

  Joint Operating Agreement dated effective December 1, 1976, between Texas Gas Exploration Corporation, as Operator, and Inc., Tesoro Petroleum Corporation, Samedan Oil Corporation, OPCO Production Company, McMoRan Oil & Gas Company and Natomas North America, Inc., as Non-Operators, a declaration and notice of same having been recorded in the Conveyance Records of Lafourche Parish, Louisiana on August 11, 1980 in Book 708, at Folio 777 under Entry No. 525436.

Contract No.143
---------------

  Unit Operating Agreement dated June 28, 1977 between Texas Gas Exploration Corporation, as Operator, and Douglas D. Lynn, Alton Coats Estate, Tesoro Petroleum Corporation, Samedan Oil Corporation, OPCO Production Company, McMoRan Oil & Gas Company, and Natomas North America, Inc., as Non-Operator, covering operations of the "R" RA SU A, established by Louisiana Department of Conservation Order No. 340-P-1, effective June 28, 1977 as amended by Orders 340-P-2 and 340-P-3; a declaration and notice of said Agreement being recorded in the Conveyance Records of Lafourche Parish, Louisiana on January 15, 1985 in Book 898, at Folio 456 under Entry No. 621391.

Contract No.144
---------------

  Operating Agreement Providing A Carried Interest to State effective January 11, 1978 between the State Mineral Board, for and on behalf of the State of Louisiana, and Texas Gas Exploration Corporation, Lynal Exploration Company, Tesoro Petroleum Corporation, Samedan Oil Corporation, Oppenheimer Oil & Gas, Inc., McMoRan Exploration Co. and Natomas Exploration, Inc. referred to collectively as Operator, recorded in the Conveyance Records of Lafourche Parish, Louisiana on January 19, 1978, in Book 616 under Entry Nos. 463367, 463368, 463369, 463370, 463371, 463372, and 463373.

Contract No.145
---------------

  Unit Operating Agreement dated March 15, 1978 between Texas Gas Exploration Corporation, as Operator, and Douglas D. Lynn, Alton Coats Estate, Tesoro Petroleum Corporation, Samedan Oil Corporation, OPCO Production Company, McMoRan Oil & Gas Company, and Natomas North America, Inc., as Non-Operator, covering operators of the "V-3" RA SU A, established by Louisiana Department of Conservation Order No. 340-S, effective March 15, 1978, as amended by Order 340-S-1; a declaration and notice of said Agreement being recorded in the Conveyance Records of Lafourche Parish, Louisiana on January 15, 1985 in Book 898, at Folio 454 under Entry No. 621390.

Contract No.146
---------------

  Joint Operating Agreement dated effective March 15, 1978 between Texas Gas Exploration Corporation, as Operator, and Lynal Exploration Company, Tesoro Petroleum Corporation, Samedan Oil Corporation, OPCO Production Company, McMoRan Oil & Gas Company and Natomas North America, Inc., as Non-Operators, a declaration and notice of same having been recorded in the Conveyance Records of Lafourche Parish, Louisiana on August 11, 1980, in Book 708, at Folio 773, under Entry No.525435, as amended 11-20-80.

                                   EXHIBIT A
                                                                   Page 46 of 64


Contract No. 148
----------------

  Farmout Agreement dated September 14, 1984, between Samedan Oil Corporation, Yankee Exploration, Inc., Damson Oil Corporation, Lynal, Inc., as Farmors, and Texas Gas Exploration Corporation, as Farmee, covering certain lands and leases in Lafourche Parish, Louisiana.

Contract No. 235
----------------

  Unit Operating Agreement dated June 28, 1977 between Texas Gas Exploration Corporation, as Operator, and Douglas D. Lynn, Alton Coats Estate, Tesoro Petroleum Corporation, Samedan Oil Corporation, OPCO Production Company, McMoRan Oil & Gas Company and Natomas North America, Inc., as Non-Operators, covering the operations of the "T-1" RA SU A, established by Louisiana Department of Conservation Order No. 340-Q, effective June 28, 1977 as amended by Orders 340-Q-1 and 340-Q-2; a declaration and notice of said Agreement being recorded in the Conveyance Records of Lafourche Parish, Louisiana on January 15, 1985 in Book 898, at Folio 452 under Entry No. 621389.

Contract No. 209:
----------------

  AMI Termination Agreement between TGEC and MCMORAN, et al dated 8/22/1979. Lake Enfermer Prospect, Lafourche Parish, Louisiana.

Contract No. 147:
----------------

  Farmout Agreement between MCMORAN Production Co-Opr, and TGEC-Non-Opr dated 10/11/1983. Lake Enfermer Prospect, Lafourche Parish, Louisiana, as amended 4/25/84; 6/25/84.

Contract No. 1051:
-----------------

  Farmout Agreement dated 8/30/84, amended 9/14/84, between Samedan, et al and TGEC. Lake Enfermer Prospect, Lafourche Parish, Louisiana.

Contract No. 1052:
-----------------

  Farmout Agreement dated 8/7/1984 between Damson and TGEC. Lake Enfermer Prospect, Lafourche Parish, Louisiana.

  Transportation Agreement between Louisiana Intrastate Gas Corporation (LIG) and TOTAL MINATOME CORPORATION dated March 1, 1992.

  Gas Agreement dated 4/10/75 between TGEC and Mr. Richard St. Pierre, Sr.

  Graham Agency Agreement dated March 14, 1988.

  Voluntary Unit with the State Mineral Board of the State of Louisiana covering State Lease Numbers 8403 and 6024, being a pooled unit bounded by V-3 RB SUA, V-4 RA SUA, V-2 RB SUA and T-7 RC SUA, recorded in Book 891, Page 490, Entry No. 618326, Lafourche Parish, Louisiana. Contract No. 695.

                                   EXHIBIT A
                                                                   Page 47 of 64


                              LAKE ENFERMER FIELD
                              -------------------

1. Oil, Gas and Mineral Lease, dated October 1, 1993, between Lafourche Realty Company, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in Conveyance Book 118, Folio 348, Entry No. 757789 of the records of Lafourche Parish, Louisiana.

2. Oil, Gas and Mineral Lease, dated January 1, 1993, between Lafourche Realty Company, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in Conveyance Book 1201, Folio 149, Entry No. 763180 of the records of Lafourche Parish, Louisiana.

3. Oil, Gas and Mineral Lease, dated March 1, 1993, between The Allan Company, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in Conveyance Book 1171, Entry No. 750581 of the records of Lafourche Parish, Louisiana.

4. Oil, Gas and Mineral Lease, dated October 21, 1993, between William H. Harrison, Jr., Administrator of the Succession of Patrick John Harrison, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in Conveyance Book 1194, Folio 650, Entry No. 759920 of the records of Lafourche Parish, Louisiana.

5. Oil, Gas and Mineral Lease, dated October 21, 1993, between William H. Harrison, Jr., et al, as Lessors, and Forman Petroleum Corporation, as Lessee, recorded in Conveyance Book 1192, Entry No. 758828 of the records of Lafourche Parish, Louisiana.

6. Oil, Gas and Mineral Lease, dated October 21, 1993, between Gloria Knight Ferrera, et al, as Lessors, and Forman Petroleum Corporation, as Lessee, recorded in Conveyance Book 1192, Entry No. 758827 of the records of Lafourche Parish, Louisiana.

 7. Oil, Gas and Mineral Lease, dated October 21, 1993, between Shirley Harrison Hyde, et al, as Lessors, and Forman Petroleum Corporation, as Lessee, recorded in Conveyance Book 1192, Entry No. 758829 of the records of Lafourche Parish, Louisiana.

8. Oil, Gas and Mineral Lease, dated June 30, 1994, between Philip A. Grove, et al, as Lessor and Forman Petroleum Corporation, as Lessee, recorded in Conveyance Book 1215, Folio 597, Entry No. 770121 of the records of Lafourche Parish, Louisiana.

9. Oil, Gas and Mineral Lease, dated July 25, 1994, between The Allan Company, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in Conveyance Book 1214, Folio 521, Entry No. 769655 of the records of Lafourche Parish, Louisiana.

10. Oil, Gas and Mineral Lease, dated May 16, 1994, between the State Mineral Board of the State of Louisiana, acting for and in behalf of the Lafourche Parish School Board, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in Conveyance Book 1208, Folio 818, Entry No. 767117 of the records of Lafourche Parish, Louisiana.

                                   EXHIBIT A
                                                                   Page 48 of 64


                              LAKE ENFERMER FIELD
                          LAFOURCHE PARISH, LOUISIANA

1. Oil, Gas and Mineral Lease, dated November 1, 1993, between The William H. Harrison, Jr. Family Project, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1252, Folio 62, Entry No.786316, records of Lafourche Parish, Louisiana. (Lease No. 9203-0008-04)

2. Oil, Gas and Mineral Lease, dated October 21,1993, between The William H. Harrison, Jr. - Family Project, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1240, Folio 223, Entry No. 780620, records of Lafourche Parish, Louisiana. (Lease No. 9203-0008-07)

3. Oil, Gas and Mineral Lease, dated January 18, 1996, between The Ellen Lucy McHugh Trust, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1264, Entry No.792430, records of LaFourche Parish, Louisiana. (Lease No. 9203-0016-02)

4. Oil, Gas and Mineral Lease, dated January 18, 1996, between The Clint Colby Revocable Trust, et al, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1264, Entry No. 792429, records of LaFourche Parish, Louisiana. (Lease No. 9203-0016-01)

5. Oil, Gas and Mineral Lease, dated January 18, 1996, between The Adrienne F. Faber Testamentary Trust, el al, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1264, Entry No.792425 records of Lafourche Parish, Louisiana. (Lease No. 9203-0017-01)

6. Oil, Gas and Mineral Lease, dated January 18,1996, between Thomas L. Fassett, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1264, Entry No. 792427, records of Lafourche Parish, Louisiana. (Lease No.9203-0017-04)

7. Oil, Gas and Mineral Lease, dated January 18,1996, between Willard Fassett, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1264, Entry No. 792428, records of Lafourche Parish, Louisiana. (Lease No. 9203-0017-
05)

8. Oil, Gas and Mineral Lease, dated January 18,1996, between Richard Fassett, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1264, Entry No. 792426, records of Lafourche Parish, Louisiana. (Lease No. 9203-0017-
06)

9. Oil, Gas and Mineral Lease, dated September 26,1994, between Gloria Knight Ferrera, et al as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1239, Folio 774, Entry No. 780495, records of Lafourche Parish, Louisiana. (Lease No. 9203-0040-01)

10. Oil, Gas and Mineral Lease, dated September 26,1994, between Shirley Harrison Hyde, et al, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1239, Folio 782, Entry No.780496, records of Lafourche Parish, Louisiana. (Lease No.9203-0040-02)

11. Oil, Gas and Mineral Lease, dated September 26,1994, between The William H. Harrison, Jr. - Family Project, as Lessor, and Forman Petroleum Corporation, as Lessee, recorded in COB 1239, Folio 790, Entry No.780497, records of Lafourche Parish, Louisiana. (Lease No. 9203-0040-03)

                                   EXHIBIT A
                                                                   Page 49 of 64


                         FORMAN PETROLEUM CORPORATION
                             MANILLA VILLAGE FIELD
                          JEFFERSON PARISH, LOUISIANA

                                      I.

                          OIL GAS AND MINERAL LEASES


1. 940001. That certain Oil, Gas and Mineral Lease dated October 9, 1963, between Alma Franz Deichmann, et al, as Lessors and Whitestone Petroleum Corporation, as Lessee, which lease is recorded in COB 23, Folio 919 as Entry No. 273368 of the Conveyance Records of Jefferson Parish, Louisiana.

                                        Before Payout       After Payout
                                        -------------       ------------

     Operating Interest                  0.08166667          0.07145833
     Net Revenue Interest                0.05843367          0.05112946

     Payout is determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

2. 940002. That certain Oil, Gas and Mineral Lease dated October 16, 1963, between Herbert J. Harvey, as Lessor and Whitestone Petroleum Corporation, as Lessee, which lease is recorded in Mineral Lease Book 24, Folio 47, as Entry No. 275432 of the Mineral Lease Records of Jefferson Parish, Louisiana.

                                        Before Payout       After Payout
                                        -------------       ------------

     Operating Interest                  0.01333333          0.01166667
     Net Revenue Interest                0.00854019          0.00747266

     Payout is determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

3. 940003. That certain Oil, Gas and Mineral Lease dated October 9, 1963, between Lillian Richards, et al, as Lessors and Whitestone Petroleum Corporation, as Lessee, which lease is recorded in Mineral Lease Book 23, Folio 915, as Entry No. 273367, of the Mineral Lease Records of Jefferson Parish, Louisiana.

                                        Before Payout       After Payout
                                        -------------       ------------
     Operating Interest                  0.18400000          0.16100000
     Net Revenue Interest                0.13165464          0.11519779

     Payout is determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

4. 940004. That certain Oil, Gas and Mineral Lease dated October 9, 1963, between George Deichmann, et al, as Lessors and Whitestone Petroleum Corporation, as Lessee, which lease is recorded in Mineral Lease Book 23, Folio 911, as Entry No. 273366, of the Mineral Lease Records of Jefferson Parish, Louisiana.

                                   EXHIBIT A
                                                                   Page 50 of 64


                                        Before Payout       After Payout
                                        -------------       ------------

     Operating Interest                  0.42100000          0.36837500
     Net Revenue Interest                0.30123150          0.26357758

     Payout is determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

5. 940500. That certain Oil, Gas and Mineral Lease dated September 23, 1963, between The State of Louisiana, as Lessor and Whitestone Petroleum Corporation, as Lessee, which lease is recorded in Mineral Lease Book 23, Folio 903, Entry No. 272461 of the Mineral Lease Records of Jefferson Parish, Louisiana, and further designated as State Lease No. 4192,

     INSOFAR AND ONLY INSOFAR AS THE TRACTS OR PARCELS OF LAND COVERED BY SAID OIL, GAS AND MINERAL LEASE ARE LOCATED WITHIN THE PERIMETERS OF THE FOLLOWING DESCRIBED LANDS, TO-WIT:

     Beginning at U.S.C. & G.S. Station "Mud-1934", said point having Lambert Plane Coordinates of x = 2,416,499.62 and Y = 295,408.07, go West 1,550
     feet to a point, thence North 4,900 feet to a point on the West line of State Lease 4192, being the Southwest corner of the 14,700 feet Sand Unit B, and described herein as "Point of Beginning"; thence North along the West line of State Lease 4192 a distance of 3,200 feet to the Northwest Corner of said lease; thence East along the North line of said lease a distance of 7,250 feet to the Northeast Corner of said lease; thence Southerly a distance of 2,350 feet to a point on the East line of State Lease 4192; thence Westerly at right angles, a distance of 3,610 feet to a point; thence Southerly at right angles a distance of 250 feet to a point; thence Westerly at right angles a distance of 1,000 feet to a point on the East line of 14,700 feet Sand Unit "B"; thence Southerly a distance of 600 feet to the Southeast Corner of 14,700 feet Sand Unit B; thence West a distance of 2,640 feet along the South boundary of said unit to the Point of Beginning.

                                        Before Payout       After Payout
                                        -------------       ------------
     Operating Interest                  0.70000000          0.61250000
     Net Revenue Interest                0.46320754          0.40530660

     Payout is determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

6. 941001 and 941002. That certain Oil, Gas and Mineral Lease dated January 21, 1967, between Emile A. Maier, et al, as Lessors and Whitestone Petroleum Corporation, as Lessee, which lease was signed in counterparts that are recorded in Mineral Lease Book 26, Folio 684, Entry No. 384949 of the Mineral Lease Records of Jefferson Parish, Louisiana, and in Mineral Lease Book 26, Folio 690, Entry No. 384950 of the Mineral Lease Records of Jefferson Parish, Louisiana,

     LESS AND EXCEPT THEREFROM THOSE PORTIONS OF THE TRACTS OR PARCELS OF LANDS COVERED BY THE ABOVE DESCRIBED OIL, GAS AND MINERAL LEASE LYING OUTSIDE OF THE FOLLOWING DESCRIBED UNITS, TO WIT:

                                   EXHIBIT A
                                                                   Page 51 of 64


          1. MV Bigenerina Q Sand Unit established by Louisiana Department of Conservation Order No. 582-C-1 dated October 19, 1970, effective
     October 1, 1970.

          2. MV Bigenerina O Sand Unit established by Louisiana Department of Conservation Order No. 582-D-1 dated October 16, 1970, effective
     October 1, 1970.

          3. MV Bigenerina E Sand Unit established by Louisiana Department of Conservation Order No. 582-E-l dated October 16, 1970, effective
     October 1, 1970.

          4. MV Bigenerina K Sand Unit established by Louisiana Department of Conservation Order No. 582-F-1 dated October 16, 1970, effective
     October 1, 1970.

          5. MV 9900' Sand Unit established by Louisiana Department of Conservation Order No. 582-J dated October 16, 1970, effective October 1, 1970.

          6. MV Bigenerina Q-1 Sand Unit established by Louisiana Department of Conservation Order No. 582-K dated October 19, 1970, effective
     October 1, 1970.

          7. Bigenerina M Sand Unit established by Louisiana Department of Conservation Order No. 582-G dated February 10, 1969, effective February 1, 1969.

          8. Bigenerina "R" Sand Unit established by Louisiana Department of Conservation Order No. 582-A-2 dated February 21, 1968, effective February 9, 1968.

                                        Before Payout       After Payout
                                        -------------       ------------

     Operating interest                  0.70000000          0.61250000
     Net Revenue Interest                0.50085000          0.43824375

     Payout is determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

7. 941500. That certain Oil, Gas and Mineral Lease dated effective August 14, 1967, between The State of Louisiana, as Lessor and Whitestone Petroleum Corporation, as Lessee, which lease is recorded in Mineral Lease Book 26, Folio 985, Entry No. 403622 of the Mineral Lease Records of Jefferson Parish, Louisiana, and further designated as State Lease No. 4972.

                                        Before Payout       After Payout
                                        -------------       ------------
     Operating Interest                  0.70000000          0.61250000
     Net Revenue Interest                0.44887500          0.39276563

     Payout is determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

                                   EXHIBIT A
                                                                   Page 52 of 64


8.   942001 and 942001. That certain Oil, Gas and Mineral Lease dated
September 12, 1967, between Emile A. Maier, et al, as Lessors and Whitestone Petroleum Corporation, as Lessee, which lease is recorded in Mineral Lease Book 27, Folio 64, Entry No. 405869 of the Mineral Lease Records of Jefferson Parish, Louisiana, and in Mineral Lease Book 27, Folio 121, Entry No. 408393 of the Mineral Lease Records of Jefferson Parish, Louisiana,

     INSOFAR AND ONLY INSOFAR AS THE LANDS DESCRIBED IN SAID OIL, GAS AND MINERAL LEASE ARE INCLUDED IN AND LIMITED TO THE MINERAL RIGHTS UNITIZED AS
     TO:

          a. The MV Bigenerina "0" RA Sand Unit established by Louisiana Department of Conservation Order No. 582-D-l dated October 16, 1970, effective October 1, 1970.

          b. The MV 9900' Sand Unit established by Louisiana Department of Conservation Order No. 582-J dated October 16, 1970, effective
     October 1, 1970.

          c. The MV Bigenerina "R" RA SU A Sand Unit established by Louisiana Department of Conservation Order No. 582-A-2 dated February 21, 1968, effective February 9, 1968.

                                        Before Payout       After Payout
                                        -------------       ------------
     Operating Interest                  0.70000000          0.61250000
     Net Revenue Interest                0.50085000          0.43824375

     Payout is determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

9. 943000. That certain Oil, Gas and Mineral Lease dated September 23, 1963, between The State of Louisiana, as Lessor and Pel Tex Petroleum Company, as Lessee, which lease is recorded in Mineral Lease Book 23, Folio 893, Entry No. 272125 of the Mineral Lease Records of Jefferson Parish, Louisiana, further identified as State Lease 4190,

     INSOFAR AND ONLY INSOFAR AS THE LANDS DESCRIBED IN SAID OIL, GAS AND MINERAL LEASE ARE INCLUDED IN AND LIMITED TO THE MINERAL RIGHTS UNITIZED AS
     TO:

          a. The MV Bigenerina "O" RA Sand Unit created by La. Office of Conservation Order No. 582-D-l dated effective October 1, 1970.

          b. The MV Bigenerina "Q" RA Sand Unit created by La. Office of Conservation Order No. 582-C-1 dated effective October 1, 1970.

          c. The MV Bigenerina "R" RA SU A created by La. Office of Conservation Order No. 582-A-2 dated effective February 9, 1968.

                                        Before Payout       After Payout
                                        -------------       ------------

     Operating Interest                  0.70000000          0.61250000
     Net Revenue Interest                0.49560021          0.43365183

10. 943500. That certain Oil, Gas and Mineral Lease dated August 21, 1963, between Ada Jamison Watt, et al, as Lessors and Robert L. Wolfe as Lessee, which lease is recorded in Mineral

                                   EXHIBIT A
                                                                   Page 53 of 64


Lease Book 23, Folio 993, Entry No. 274377 of the
Mineral Lease Records of Jefferson Parish, Louisiana.

11. That certain Oil, Gas and Mineral Lease dated September 12, 1967, between Emile A. Maier, et al, as Lessors and Whitestone Petroleum Corporation, as Lessee, which lease is recorded in Mineral Lease Book 27, Folio 64, Entry No. 405869 of the Mineral Lease Records of Jefferson Parish, Louisiana, and in Mineral Lease Book 27, Folio 121, Entry No. 408393 of the Mineral Lease Records, of Jefferson Parish, Louisiana, SAVE AND EXCEPT THEREFROM THE FOLLOWING:

          a. All lands and mineral rights unitized as to:

       (i) The MV Bigenerina "0" RA Sand Unit established by Louisiana Department of Conservation Order No. 582-D-1 dated October 16, 1970, effective October 1, 1970;

       (ii) The MV 9900' Sand Unit established by Louisiana Department of Conservation Order No. 582-J dated October 16, 1970, effective October 1, 1970; and

       (iii) The MV Bigenerina "R" RA SU A Sand Unit established by Louisiana Department of Conservation Order No. 582-A-2 dated February 21, 1968, effective February 9, 1968; and

     b. All lands released by that certain instrument dated October 8, 1971 executed by Patrick Petroleum Company, et al, recorded in Mineral Lease Book 29, Folio 889, Entry No. 538451.

                                        Before Payout       After Payout
                                        -------------       ------------
     Operating Interest                  0.70000000          0.61250000
     Net Revenue Interest                0.50085000          0.43824375

     Payout is determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

     INSOFAR AND ONLY INSOFAR AS THE LANDS DESCRIBED IN SAID OIL, GAS AND MINERAL LEASE ARE INCLUDED IN AND LIMITED TO THE MINERAL RIGHTS UNITIZED AS
     TO:

          a. The MV Bigenerina "0" RA Sand Unit created by La. Office of Conservation Order No. 582-D-1 dated effective October 1, 1970.

          b. The MV Bigenerina "Q" RA Sand Unit created by La Office of Conservation Order No. 582-C-1 dated effective October 1, 1970.

          c. The MV Bigenerina "R" RA SU A created by La. Office of Conservation Order No. 582-A-2 dated effective February 9, 1968.

                                        Before Payout       After Payout
                                        -------------       ------------

     Operating Interest                  0.70000000          0.61250000
     Net Revenue Interest                0.49560021          0.43365177

                                   EXHIBIT A
                                                                   Page 54 of 64


     Payout is determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

                                      II.

                                   FEE LAND


     That certain tract of land comprising 25 acres, more or less, located in
Section 37, Township 18 South, Range 24 East, Jefferson Parish, Louisiana, being the same tract of land acquired by Tidewater Associated Oil Company from Zodiac Corporation by deed dated March 30, 1949, and recorded in Conveyance Book 266, Folio 685, and acquired by James D. Mullins, et al from Texaco Producing Inc., by deed dated May 31, 1985, recorded in COB 1260, Folio 28, Entry No. 85-25399, in the records of Jefferson Parish, Louisiana, purporting to cover all surface and mineral rights in and to subject property.

                                        Before Payout       After Payout
                                        -------------       ------------

                                                               #1 and
                                                              Payout #2

     Operating Interest                  0.70000000          0.61250000
     Net Revenue Interest                0.61110000          0.43135313

     Payout #1, relating to a certain reversionary interest, and Payout #2, relating to a certain mineral royalty interest, are determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.


                                     III.

                                UNIT INTERESTS


1. M V 9900' RA Sand Unit created by State of Louisiana, Office of Conservation Order No. 582-J, effective October 1, 1970.

                              Total Unit Interest
                              -------------------

                                        Before Payout       After Payout
                                        -------------       ------------

     Net Revenue Interest                0.44505841          0.38862266

     All payouts are determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

2. M V Bigenerina K Sand Unit created by State of Louisiana, Office of Conservation Order No. 582-F-1, effective October 1, 1970.

                              Total Unit Interest
                              -------------------

                                        Before Payout       After Payout
                                        -------------       ------------

     Net Revenue Interest                0.47256859          0.39994271

                                   EXHIBIT A
                                                                   Page 55 of 64


     All payouts are determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

3. M V Bigenerina 0 Sand Unit created by State of Louisiana, Office of Conservation Order No. 582-D-1, effective October 1, 1970.

                              Total Unit Interest
                              -------------------

                                        Before Payout       After Payout
                                        -------------       ------------

     Net Revenue Interest                0.42960741          0.37259593

     All payouts are determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

4. M V Bigemerina Q Sand Unit created by State of Louisiana, Office of Conservation Order No. 582-C-l, effective October 1, 1970.

                              Total Unit Interest
                              -------------------

                                        Before Payout       After Payout
                                        -------------       ------------

     Net Revenue Interest                0.48856586          0.42451424

     All payouts are determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.

5. M V Bigenerina Q-1 Sand Unit created by State of Louisiana, Department of Conservation Order No. 582-K, effective October 1, 1970.

                              Total Unit Interest
                              -------------------

                                        Before Payout       After Payout
                                        -------------       ------------

     Net Revenue Interest                0.48114320          0.41761012

     All payouts are determined pursuant to the terms of that certain Assignment and Conveyance from C. T. Carden, et al to Forman Petroleum Corporation, recorded in the records of Jefferson Parish, Louisiana, covering the above-described Oil, Gas and Mineral Lease.


                                      IV.

                                     WELLS


1. E. A. Maier "B", Well #1. S/N 124815. Located 3,150' South of North Line & 3,775' East of West Line of, and in Sec. 27, T18S-R24E, Jefferson Parish, Louisiana. Serves as Unit Well for 9900' SU.

2. Getty Fee, Well #1. S/N 124108. Located 2,334' South of North Line & 2,321' East of West Line of Section 27, to location in Sec. 37, T18S-R24E, Jefferson Parish, Louisiana, being North, 8240'21" East, 1192.51' from USC&GS Station "Saint 66". Serves as Unit Well for MV Big. "K" RA SU.

                                   EXHIBIT A
                                                                   Page 56 of 64


3. Wm. Deichmann et al., Well #1. S/N 119971. Located 2,340' South of North Line & 250' West of East Line of, and in Sec. 28, T18S-R24E, Jefferson Parish, Louisiana, being North 84 West, 2,275' from USC&GS Station "St. Denis". Serves as Unit Well for MV Big. "Q" RA SU.

4. Wm. Deichmann et al., Well #2. S/N 121111. Located 2,167' South of North Line & 735' East of West line of, and in Sec. 27, T18S-R24E, Jefferson Parish, Louisiana. Serves as Unit Well for Big. "S" VU A.

5. Wm. Deichmann et al, Well #3. S/N 122813. Located 1,350' South of North Line & 330' East of West Line of, and in Sec. 27, T18S-R24E, Jefferson Parish, Louisiana, being North 3651'50" West of USC&GS Sta "Saint 66". Serves as Unit Well for MV Big. "O" SU.

6. Wm. Deichmann et al., Well #4. S/N 124286. Located 1,366' South of North Line & 863.36' West of East Line of, and in Sec. 28, T18S-R24E, Jefferson Parish, Louisiana, being North 6213'33" West, 2,280.48' from USC&GS Sta "Saint 66". Serves as Unit Well for MV Big. "O" RA SU.

7. State Lease 4192, Well #3. S/N 108701. Located South 4134' West, 3,226.2' from USC&GS Sta "St. Denis" in T18S-R24E, Jefferson Parish, Louisiana. Produces as a Lease Well from the 14,400' Sand.

8. State Lease 4192, Well #4. S/N 117135. Located South 6519'27" West, 1,986.22' from USC&GS Sta "St. Denis" in T18S-R24E, Jefferson Parish, Louisiana.


                                      V.

                        MAJOR ITEMS OF OWNED EQUIPMENT

Quantity
--------

   1        Concrete Production Barge with cantilevered deck

   2        3,000-Bbl galvanized, bolted stock tanks

   1        1,500-Bbl galvanized, bolted stock tank

   6        4' x 22'6" National 75# WP Heater Treaters

   2        4' x 20' National 50# WP Recirculating Water Treaters

   1        6' x 28' National 50# WP Test Heater Treater

   6        24" x 5' Vertical Oil/Gas Separators, 125# WP

   3        20" x 7'6" BS&B Vert. Oil/Gas Separators, 1440# WP

   1        7' x 15' Vertical Oil/Gas Separator, 125# WP

   1 24" x 10' BS&B Vert. Gas/Water Separator. 480# WP. Scrubber at Compressor Inlet.

   1        24" x 18'6" BS&B Vert. Glycol Tower, 1440# WP, c/w IMM BTU Glycol
            Regenerator

                                   EXHIBIT A
                                                                   Page 57 of 64


   3 2" x 12' Horiz Meter Runs w/ Daniel Jr Fittings & Barton Bellows-type gas meters.

   2 3" x 16' Horiz Meter Runs w/ Daniel Jr Fittings & Barton Bellows-type gas meters.

   1        Concrete Salt Water Disposal Deck Barge

   2        1,500-Bbl galvanized, bolted SW settling Tanks

   1        10' x 12' Dog House/Office Building

   1        8' x 9' Tool House w/ aluminum Sides

                                   EXHIBIT A
                                                                   Page 58 of 64


                        BY FORMAN PETROLEUM CORPORATION

                                      I.

                          OIL, GAS AND MINERAL LEASES
                                 BOUTTE FIELD
                         ST. CHARLES PARISH, LOUISIANA


1. That certain Oil, Gas and Mineral Lease dated January 8, 1952, by Lydia B. Simoneaux et al, as Lessors, and The Texas Company, as Lessee, which lease is recorded in COB YYY, Folio 182, Entry No. 9119 of the Conveyance Records of St. Charles Parish, Louisiana, as amended by that certain instrument dated December 27, 1952, by Lydia B. Simoneaux et al and The Texas Company, of record in COB 4, Folio 342, Entry No. 10536 of the Conveyance Records of St. Charles Parish, Louisiana; and less and except the acreage described in that certain Compromise Agreement and Partial Release dated effective November 8, 1963, by and between Texaco, Inc. et al, of record in COB 39, Folio 92, Entry No. 25144 of the Conveyance Records of St. Charles Parish, Louisiana.

2. That certain Oil, Gas and Mineral Lease dated January 8, 1952, between St. Charles Land Company, In Liquidation, as Lessor, and The Texas Company, as Lessee, of record in COB YYY, Folio 188, Entry No. 9120 of the Conveyance Records of St. Charles Parish, Louisiana, as amended by that certain instrument dated December 26, 1952, by and between the St. Charles Land Company, In Liquidation, and The Texas Company, of record in COB 4, Folio 345, Entry No. 10537 of the Conveyance Records of St. Charles Parish, Louisiana; and less and except the acreage described in that certain Compromise Agreement and Partial Release dated effective November 8, 1963, by and between Texaco, Inc. et al, of record in COB 39, Folio 92, Entry No. 25144 of the Conveyance Records of St. Charles Parish, Louisiana.

The Interest of Forman Petroleum Corporation in Oil, Gas and Mineral Leases Nos. 1 and 2 above is owned in Tracts A and B as Follows:


                                    TRACT A


  The South Half of Southeast Quarter (S/2 of SE/4), and the Southwest Quarter (SW/4) of Section 17; the Southeast Quarter (SE/4) and the Southeast Quarter of Southwest Quarter (SE/4 of SW/4) of Section 18; All of Section 19; All of
  Section 20; the West Half of West Half (W/2 of W/2) and the East Half of Northwest Quarter (E/2 of NW/4) of Section 21; the Northwest Quarter of Northwest Quarter (NW/4 of NW/4) of Section 28; the North Half (N/2) of
  Section 29; and the North Half (N/2) of Section 30, all in Township 14 South, Range 21 East, St. Charles Parish, Louisiana, LESS AND EXCEPT the East Half of the Northwest Quarter (E/2 of NW/4) of Section 21, Township 14 South, Range 21 East, St. Charles Parish, Louisiana (Tract B below).

     LEASE OPERATING INTEREST                 .50000000

     LEASE NET REVENUE INTEREST               .42968750


                    The East Half of the Northwest Quarter
                (E/2 of NW/4) of Section 21, Township 14 South,
                 Range 21 East. St. Charles Parish. Louisiana


     OPERATING INTEREST                       .50000000

                                   EXHIBIT A
                                                                   Page 59 of 64


     NET REVENUE INTEREST                     .40625000


                                     UNITS

                           Subject to the following
                   drilling and production units, created by
                    Department of Conservation or Office of
                  Conservation Orders and/or Voluntary Units:

1. By instrument dated January 4, 1960, recorded on April 20, 1960, in Conveyance Book 26, Folio 475, Entry No. 20109, executed by and between Texaco Inc., Pan American Petroleum Corporation et al a 40 acre production unit was created for the Robulus #1 Zone (being that zone encountered between the electric log depths of 10262' through 10415' in The Texas Company's (now Texaco Inc.) Rathborne #3 Well located in Section 18, Township 14 South, Range 21 East, St. Charles Parish, Louisiana, inclusive of the mineral leases covering the subject property. (30 acres).

2. A plat for Texaco Inc.'s Boutte Field, St. Charles Parish, Louisiana, Main Pay R 100 SUA, created by Office of Conservation Order No. 605-H, dated November 22, 1982, was registered on February 14, 1983, in Conveyance Book 293, Folio 763, Entry No. 93337 of the records of St. Charles Parish, Louisiana.

3. A plat for Texaco Inc.'s Boutte Field, St. Charles Parish, Louisiana, ROB L RA SUA created by Office Of Conservation Order No. 605-L dated August 17, 1989, was registered on November 2, 1989, in Conveyance Book 417, Folio 166, Entry No. 147127, of the records of St. Charles Parish, Louisiana.

4. The Rathborne 2 Sand, Sand Unit A and Sand Unit B, created by Department of Conservation Order No. 605-D dated November 22, 1965, effective November 1, 1965, Boutte Field, St. Charles Parish, Louisiana.

5. Supplement to Office of Conservation Order No. 605-D, dated May 9, 1979, effective May 9, 1979, Boutte Field, St. Charles Parish, Louisiana.

6. The Rathborne 2 Sand, Reservoir A, Sand Unit C, created by Department of Conservation Order No. 605-D-1, dated November 25, 1975, effective November 1, 1975, Boutte Field, St. Charles Parish, Louisiana.

7. The Simoneaux 10 Sand, Sand Unit A, Sand Unit B, and Sand Unit C, created by Department of Conservation Order No. 605-E, dated November 22, 1965, effective Nov ember 1, 1965, Boutte Field, St. Charles Parish, Louisiana.

8. Supplement to Office of Conservation Order No. 605-E, dated June 28, 1979, effective June 28, 1979, Boutte Field, St. Charles Parish, Louisiana.

9. The Simoneaux 10 Sand, Sand Unit D, created by Department of Conservation Order No. 605-E-l, dated November 15, 1966, effective December 1, 1966, Boutte Field, St. Charles Parish, Louisiana.

10. Supplement to Department of Conservation Order No. 605-E-l, dated January 3, 1977, effective January 3, 1977, Boutte Field, St. Charles Parish, Louisiana.

11. The Simoneaux 10 Sand, Reservoir A, Sand Unit A, created by Department of Conservation Order No. 605-E-2, dated November 25, 1975, effective November 1, 1975, Boutte Field, St. Charles Parish, Louisiana. This order also dissolved Simoneaux 10 Sand

                                   EXHIBIT A
                                                                   Page 60 of 64

    Unit A and Simoneaux Sand Unit B created by Department of Conservation Order No. 605-E.

12. Supplement to Office of Conservation Order No. 605-E-2, dated July 25, 1980, effective July 25, 1980, Boutte Field, St. Charles Parish, Louisiana.

13. The 10000 Foot Sand, Reservoir A, Sand Unit A, created by Department of Conservation Order No. 605-F, dated December 28, 1979, effective December 13, 1979, Boutte Field, St. Charles Parish, Louisiana.

14. Supplement to Department of Conservation Order No. 605-F, dated March 12, 1985, effective March 12, 1985, Boutte Field, St. Charles Parish, Louisiana.

15. Supplement to Department of Conservation Order No. 605-F, dated December 28, 1989, effective December 28, 1989, Boutte Field, St. Charles Parish, Louisiana.

16. The Simoneaux 4 Sand, Reservoir A, Sand Unit A, created by Department of Conservation Order No. 605-G, dated February 13, 1981, effective October 21, 1980, Boutte Field, St. Charles Parish, Louisiana.

     Unit Operating Interest  -     .7622699  - Unit NRI -   .5731162

17. Supplement to Department of Conservation Order No. 605-G, dated December 28, 1989, effective December 28, 1989, Boutte Field, St. Charles Parish, Louisiana.

18. The Main Pay Sand Reservoir 100, Sand Unit A, created by Department of Conservation Order No. 605-H, dated November 22, 1982, effective September 29, 1982, Boutte Field, St. Charles Parish, Louisiana.

19. Supplement to Department of Conservation Order No. 605-H, dated January 6, 1986, effective January 6, 1986, Boutte Field, St. Charles Parish, Louisiana.

20. Supplement to Department of Conservation Order No. 605-H, dated December 31, 1984, effective December 31, 1984, Boutte Field, St. Charles Parish, Louisiana.

21. The Simoneaux 2C Sand, Reservoir A, Sand Unit B, created by Department of Conservation Order No. 605-J, dated October 30, 1985, effective September 25, 1985, Boutte Field, St. Charles Parish, Louisiana.

22. The Simoneaux 2B Sand, Reservoir A, Sand Unit A, created by Department of Conservation Order 605-K, dated February 18, 1987, effective February 10, 1987, Boutte Field, St. Charles Parish, Louisiana.

23. The ROB-L Sand, Reservoir A, Sand Unit A, created by Department of Conservation Order 605-L, dated August 17, 1989, effective August 8, 1989, Boutte Field, St. Charles Parish, Louisiana.


                                      II.

                          OIL, GAS AND MINERAL LEASE
                                 BOUTTE FIELD
                         ST. CHARLES PARISH. LOUISIANA


That certain Oil, Gas and Mineral Lease dated March 31, 1952, by Joseph Rathborne Land and Lumber Company, Inc., as Lessor, and The California Company, as Lessee, of record in COB

                                   EXHIBIT A
                                                                   Page 61 of 64


ZZZ, Folio 180, Entry No. 9317 of the Conveyance Records of St. Charles Parish, Louisiana, LESS AND EXCEPT the lands covered by those certain Partial Releases as follows:

(1) Dated February 6, 1970, by and between Chevron Oil Company et al and Rathborne Land Company, Inc., unrecorded, releasing the following described
     280.33 acres, more or less:

Those portions of Sections 8, 17 and 18, Township 14 South, Range 21 East, Southeastern Land District West of the Mississippi River, St. Charles Parish, Louisiana, described as follows:

Beginning at the Southeast corner of the North one-half of Section 18, Township 14 South, Range 21 East; thence South 89 degrees 16 minutes West 660.0 feet; thence North 330.0 feet; thence East 657.7 feet; thence North 0 degrees 23 minutes West 244.4 feet; thence North 89 degrees 16 minutes East 2,030.0 feet; thence North 330.0 feet; thence East 610.0 feet; thence North 330.0 feet; thence East 330.0 feet; thence North 1,270.0 feet; thence East 330.0 feet; thence North
171.4 feet; thence North 89 degrees 16 minutes East 690.0 feet; thence North
160.0 feet; thence East 630.0 feet; thence North 200.0 feet; thence East 330.0 feet; thence North 300.0 feet; thence East 294.7 feet; thence South 0 degrees 23 minutes East 4,620.4 feet; thence South 89 degrees 16 minutes West 2,631.5 feet; thence North 0 degrees 23 minutes West 1,325.5 feet; thence South 89 degrees 16 minutes West 2,631.5 feet to the place of beginning, containing 280.33 acres more or less.

(2) Dated February 13, 1978, effective February 7, 1978, by and between Chevron USA, Inc. et al and Rathborne Land Company, Inc., of record in COB 205, Folio 564, Entry No. 61635 of the Conveyance Records of St. Charles Parish, Louisiana; and

(3) Dated January 8, 1982, by and between Chevron USA, Inc. et al and Rathborne Land Company, Inc., of record in COB 276, Folio 518, Entry No. 86878 of the Conveyance Records of St. Charles Parish, Louisiana.

LEASE OPERATING INTEREST                         1.00000000

LEASE NET REVENUE INTEREST                        .70312500

                                   EXHIBIT A
                                                                   Page 62 of 64


                                     UNITS

                           Subject to the following
                   drilling and production units, created by
                    Department of Conservation or Office of
                  Conservation Orders and/or Voluntary Units:


1. By instrument dated January 4, 1960, recorded on April 20, 1960, in Conveyance Book 26, Folio 475, Entry No. 20109, executed by and between Texaco, Inc., Pan American Petroleum Corporation et al a 40 acre production unit was created for the Robulus #1 Zone (being that zone encountered between the electric log depths of 10262' through 10415' in the Texas Company's (now Texaco Inc.) Rathborne #3 Well located in Section 18, Township 14 South, Range 21 East, St. Charles Parish, Louisiana, inclusive of the mineral leases covering the subject property. (10 acres).

2. A plat for Texaco Inc.'s Boutte Field, St. Charles Parish, Louisiana, Main Pay R 100 SUA, created by Office of Conservation Order No. 605-H, dated November 22, 1982, was registered on February 14, 1983, in Conveyance Book 293, Folio 763, Entry No. 93337 of the records of St. Charles Parish, Louisiana.

3. A plat of Texaco Inc.'s Boutte Field, St. Charles Parish, Louisiana, ROB L RA SUA, created by Office Of Conservation Order No. 605-L dated August 17, 1989, was registered on November 2, 1989, in Conveyance Book 417, Folio 166, Entry No. 147127, of the records of St. Charles Parish, Louisiana.

4. The Rathborne 2 Sand, Sand Unit A and Sand Unit B, created by Department of Conservation Order No. 605-D dated November 22, 1965, effective November 1, 1965, Boutte Field, St. Charles Parish, Louisiana.

5. Supplemental to Office of Conservation Order No. 605-D, dated May 9, 1979, effective May 9, 1979, Boutte Field, St. Charles Parish, Louisiana.

6. The Simoneaux 10 Sand, Sand Unit A, Sand Unit B, and Sand Unit C, created by Department of Conservation Order No. 605-E, dated November 22, 1965, effective November 1, 1965, Boutte Field, St. Charles Parish, Louisiana.

7. The Simoneaux 10 Sand, Sand Unit D, created by Department of Conservation Order No. 605-E-1, dated November 15, 1966, effective December 1, 1966, Boutte Field, St. Charles Parish, Louisiana.

8. Supplement to Department of Conservation Order No. 605-E-l, dated January 3, 1977, effective January 3, 1977, Boutte Field, St. Charles Parish, Louisiana.

9. The 10000 Foot Sand, Reservoir A, Sand Unit A, created by Department of Conservation Order No. 605-F, dated December 28, 1979, effective December 13, 1979, Boutte Field, St. Charles Parish, Louisiana.

          Unit Operating Interest - .7588295 - Unit NRI - .5712350

10. Supplement to Department of Conservation Order No. 605-F, dated March 12, 1985, effective March 12, 1985, Boutte Field, St. Charles Parish, Louisiana.

11. Supplement to Department of Conservation Order No. 605-F, dated December 28, 1989, effective December 28, 1989, Boutte Field, St. Charles Parish, Louisiana.

                                   EXHIBIT A
                                                                   Page 63 of 64


12. The Simoneaux 4 Sand, Reservoir A, Sand Unit A, created by Department of Conservation Order No. 605-G, dated February 13, 1981, effective October 21, 1980, Boutte Field, St. Charles Parish, Louisiana.

13. Supplement to Department of Conservation Order No. 605-G, dated December 28, 1989, effective December 28, 1989, Boutte Field, St. Charles Parish, Louisiana.

14. The Main Pay Sand Reservoir 100, Sand Unit A, created by Department of Conservation Order No. 605-H, dated November 22, 1982, effective September 29, 1982, Boutte Field, St. Charles Parish, Louisiana.

15. Supplement to Department of Conservation Order No. 605-H, dated January 6, 1986, effective January 6, 1986, Boutte Field, St. Charles Parish, Louisiana.

16. Supplement to Department of Conservation Order No. 605-H, dated December 31, 1984, effective December 31, 1984, Boutte Field, St. Charles Parish, Louisiana.

17. The Simoneaux 2C Sand, Reservoir A, Sand Unit B, created by Department of Conservation Order No. 605-J, dated October 30, 1985, effective September 25, 1985, Boutte Field, St. Charles Parish, Louisiana.

18. The Simoneaux 2B Sand, Reservoir A, Sand Unit A, created by Department of Conservation Order 605-K, dated February 18, 1987, effective February 10, 1987, Boutte Field, St. Charles Parish, Louisiana.

19. The ROB-L Sand, Reservoir A, Sand Unit A, created by Department of Conservation Order 605-L, dated August 17, 1989, effective August 8, 1989, Boutte Field, St. Charles Parish, Louisiana.


                                     III.

                                 SURFACE LEASE
                                 BOUTTE FIELD
                         ST. CHARLES PARISH. LOUISIANA


     That certain Surface Lease dated July 3, 1990, by Gerard M. Simoneaux et al, as Lessors, to Texaco, Inc., as Lessee, of record in COB 428, Folio 127, Entry No. 152744 of the Conveyance Records of St. Charles Parish, Louisiana.

                                   EXHIBIT A
                                                                   Page 64 of 64


(All recording references in this Exhibit "A" are to the records of Terrebonne Parish, Louisiana.)

                           OIL GAS AND MINERAL LEASE

     Oil, Gas and Mineral Lease dated December 20, 1985, by Tenneco Oil Company, as Lessor, to Amoco Production Company, as Lessee, a declaration of which being of record in Conveyance Book 1043, folio 660, Entry No. 774829, as amended by Amendment to Lease dated March 30, 1987, of record in COB 1100, folio 493, Entry No. 804214.

                                     UNITS

Subject to the following drilling and production units created by the Department of Conservation or the Office of Conservation Orders:

     1. Tex W-10 RA SU A created by Order No. 898-G effective February 9, 1988, supplemented August 3, 1993 (COB 1379, folio 700, Entry No. 922193), Bayou Dularge Field, Terrebonne Parish, Louisiana.

     2. Duval RB SU A created by Order No. 898-C-1 effective February 2, 1988, Bayou Dularge Field, Terrebonne Parish, Louisiana.

     3. Tex W-12A RA SU A, created by Order No. 898-H, effective February 9, 1988, Bayou Dularge Field, Terrebonne Parish, Louisiana.


                                      II.

                                SURFACE RIGHTS

     Boat Dockage Lease dated May 19, 1993, by Bayou Dularge Marina for a term ending May 31, 1998.